        As filed with the Securities and Exchange Commission on January 31, 2001
                                        Securities Act Registration No. 33-10451
                                Investment Company Act Registration No. 811-4920

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       X
                         Post-Effective Amendment No. 22      X


                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   X
                                Amendment No. 24              X
                        (Check appropriate box or boxes)

                               WASATCH FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                             150 SOCIAL HALL AVENUE
                                    4TH FLOOR
                           SALT LAKE CITY, UTAH 84111
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 708-7228

          SAMUEL S. STEWART, JR.                         Copy to:
           Wasatch Funds, Inc.                     Michael J. Radmer, Esq.
     10 Social Hall Avenue, 4th Floor               Dorsey & Whitney LLP
       Salt Lake City, Utah  84101                 220 South Sixth Street
 (Name and Address of Agent for Service)      Minneapolis, Minnesota 55402-1498


     It is proposed that this filing will become effective:

(X)      immediately upon filing pursuant to paragraph (b)

( )      on (date) pursuant to paragraph (b)

( )      60 days after filing pursuant to paragraph (a)(1)

( )      on (date) pursuant to paragraph (a)(1)

( )      75 days after filing pursuant to paragraph (a)(ii)

( )      on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

      ( ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

TABLE OF CONTENTS

SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS ................................  2
  Wasatch Micro Cap Fund ...................................................  2
  Wasatch Small Cap Growth Fund ............................................  4
  Wasatch Core Growth Fund .................................................  6
  Wasatch Small Cap Value Fund .............................................  8
  Wasatch Ultra Growth Fund ................................................ 10
  Wasatch Global Technology Fund ........................................... 12
  Wasatch-Hoisington U.S. Treasury Fund .................................... 14
FEES AND EXPENSES OF WASATCH FUNDS ......................................... 16
MORE ABOUT THE WASATCH EQUITY FUNDS ........................................ 17
  Wasatch Micro Cap Fund ................................................... 19
  Wasatch Small Cap Growth Fund ............................................ 20
  Wasatch Core Growth Fund ................................................. 20
  Wasatch Small Cap Value Fund ............................................. 21
  Wasatch Ultra Growth Fund ................................................ 22
  Wasatch Global Technology Fund ........................................... 22
PRINCIPAL RISKS OF INVESTING IN THE WASATCH EQUITY FUNDS ................... 24
MORE ABOUT THE WASATCH-HOISINGTON U.S. TREASURY FUND ....................... 29
PRINCIPAL RISKS OF INVESTING IN THE WASATCH-HOISINGTON U.S. TREASURY FUND .. 30
MANAGEMENT OF WASATCH FUNDS ................................................ 32
  Management Fees and Expense Limitations .................................. 32
  Research Team, Lead Managers, Co-Managers ................................ 33
  Additional Service Providers ............................................. 34
SHAREHOLDER'S GUIDE ........................................................ 35
  To Open a New Account .................................................... 35
  Individual Retirement Accounts ........................................... 36
  To Purchase Shares ....................................................... 37
  Automatic Investment Plan ................................................ 39
  To Exchange Shares ....................................................... 40
  To Redeem Shares ......................................................... 41
  Signature Guarantee ...................................................... 44
  How Fund Shares are Priced ............................................... 44
SHAREHOLDER SERVICES AND ACCOUNT POLICIES .................................. 45
  Online Transactions ...................................................... 45
  Shareholder Reports ...................................................... 46
  Account Statements ....................................................... 46
  Telephone Transactions ................................................... 46
  Registration Changes ..................................................... 47
  Address Changes .......................................................... 47
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES ............................ 47
FINANCIAL HIGHLIGHTS ....................................................... 50
GUIDE TO UNDERSTANDING FUND PERFORMANCE .................................... 56
GLOSSARY OF INVESTING TERMS ................................................ 57
OTHER IMPORTANT INFORMATION ................................................ 62

 ....Not part of the Prospectus

                               WASATCH FUNDS, INC.

                             150 SOCIAL HALL AVENUE
                           SALT LAKE CITY, UTAH 84111
                                1 (800) 551-1700



                             WASATCH MICRO CAP FUND

                          WASATCH SMALL CAP GROWTH FUND

                            WASATCH CORE GROWTH FUND

                          WASATCH SMALL CAP VALUE FUND

                            WASATCH ULTRA GROWTH FUND

                         WASATCH GLOBAL TECHNOLOGY FUND

                      WASATCH-HOISINGTON U.S. TREASURY FUND

                                JANUARY 31, 2001

    This prospectus is designed to provide you with important information about the no-load mutual funds offered by Wasatch Funds. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

    An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

    To aid your understanding we have provided a glossary that can be found on page 57 of this prospectus. Words that are italicized within the text of the prospectus are defined in the glossary.







    AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                Prospectus 1....

SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS



    The information below summarizes the objectives, principal investment strategies and primary risks of investing in the Funds. It also provides you with information on how the Funds have performed and Fund expenses. For more information, please see "Principal Risks of Investing in the Wasatch Equity Funds" on page 24 and "Principal Risks of Investing in the Wasatch-Hoisington U.S. Treasury Fund" on page 30.



    As with all mutual funds or investments, it is possible to lose money by investing in the Funds.

WASATCH MICRO CAP FUND

    The Micro Cap Fund is currently closed to new investors. Due to market conditions or cash outflows, the Fund may reopen from time to time to take in additional assets that the Advisor believes will help maintain the Fund at an optimal size for investing in micro cap companies.

    To find out if the Fund is open, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at www.wasatchfunds.com.

OBJECTIVE

    LONG TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES

    Growth investing in very small companies.

    The Fund invests primarily in the common stocks of companies with market capitalizations of less than $500 million at the time of initial purchase.

    We use "bottom-up" fundamental analysis to identify individual companies that we believe have superior growth prospects. Analysis includes studying a company's financial statements, making onsite visits and meeting with top management to evaluate such factors as potential for: increasing earnings per share; gaining market share; expanding operating margins; sustainable competitive advantage; and capitalizing on favorable long term trends.

    Within the Fund's portfolio we seek to create a blend of "core" companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and "high growth" companies that we believe have the potential to grow faster and more aggressively than core companies.

PRINCIPAL RISKS



    MARKET RISK. As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.

    MICRO CAP COMPANIES. These companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of micro cap companies may not trade as readily as the stocks of large or even small companies and their prices may fluctuate more widely.

    HIGH GROWTH COMPANIES. The Fund's investments in high growth companies may be subject to greater stock price fluctuations than the Fund's investments in core companies.

    NON-DIVERSIFICATION. The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.



WHO SHOULD INVEST

    The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap stocks.



 ....2 Prospectus


[BAR GRAPH]
                                 MICRO CAP FUND

                           1996               13.66

                           1997               35.32

                           1998               32.86

                           1999               37.53

                           2000               18.98




The chart above is intended to provide you with an indication of the risks of investing in the Micro Cap Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


MICRO CAP FUND--BEST AND WORST QUARTERLY RETURNS
Best--6/30/97                      27.56%
Worst--9/30/98                    -21.10%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.



AVERAGE ANNUAL TOTAL RETURNS--(AS OF 12/31/00)


                                                          SINCE INCEPTION
                                 1 YEAR        5 YEARS       (6/19/95)
--------------------------------------------------------------------------------
Wasatch Micro Cap Fund           37.53%         27.31%         32.42%
Russell 2000 Index               -3.02%         10.31%         11.68%



The table above allows you to compare the Fund's performance to that of a market index and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

                                                                Prospectus 3....

WASATCH SMALL CAP GROWTH FUND

OBJECTIVE

    LONG TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES

    GROWTH INVESTING IN SMALL COMPANIES.

    The Fund invests primarily in the common stocks of companies with market capitalizations of less than $1.5 billion at the time of initial purchase.

    We use "bottom-up" fundamental analysis to identify individual companies that we believe have superior growth prospects. Analysis includes studying a company's financial statements, making onsite visits and meeting with top management to evaluate such factors as potential for: increasing earnings per share; gaining market share; expanding operating margins; sustainable competitive advantage; and capitalizing on favorable long term trends.

    Within the Fund's portfolio we seek to create a blend of "core" companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and "high growth" companies that we believe have the potential to grow faster and more aggressively than core companies.

PRINCIPAL RISKS



    MARKET RISK. As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.

    SMALL COMPANIES. These companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small companies may not trade as readily as large company stocks and their prices may fluctuate more widely.

    HIGH GROWTH COMPANIES. The Fund's investments in high growth companies may be subject to greater stock price fluctuations than the Fund's investments in core companies.

    NON-DIVERSIFICATION. The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.



WHO SHOULD INVEST

    The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.



 ....4 Prospectus


[BAR GRAPH]

                              SMALL CAP GROWTH FUND

                        1991                        50.40
                        1992                         4.73
                        1993                        22.49
                        1994                         5.50
                        1995                        28.12
                        1996                         5.20
                        1997                        19.23
                        1998                        11.17
                        1999                        40.87
                        2000                        16.80



The chart above is intended to provide you with an indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


SMALL CAP GROWTH FUND--BEST AND WORST QUARTERLY RETURNS
Best--12/31/98                    31.55%
Worst--9/30/98                   -23.76%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.




AVERAGE ANNUAL TOTAL RETURNS--(AS OF 12/31/00)
                                 1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Wasatch Small Cap Growth Fund     16.80%       18.07%       19.59%
Russell 2000 Index                -3.02%       10.31%       15.53%



The table above allows you to compare the Fund's performance to that of a market index and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

                                                                Prospectus 5....

WASATCH CORE GROWTH FUND

OBJECTIVE

    LONG TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES

    INVEST IN GROWING COMPANIES AT REASONABLE PRICES.

    The Fund invests primarily in the common stocks of growing companies. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of initial purchase.

    We use a process of "bottom-up" fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time.

    Desirable attributes for companies in which the Fund invests include experienced top management, a sustainable competitive advantage, stable demand for products and services and the ability to capitalize on favorable long term trends.

    The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company's five year earnings growth rate.

PRINCIPAL RISKS



    MARKET RISK. As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.

    SMALL COMPANIES. The growth the Fund seeks will often be found in smaller companies. Small companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small companies may not trade as readily as large company stocks and their prices may fluctuate more widely.

    NON-DIVERSIFICATION. The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.



WHO SHOULD INVEST

    The Core Growth Fund is our most conservative equity fund. We seek to limit volatility by investing in companies that we believe are stable and have the potential for consistent long term growth. Nevertheless, the Fund will experience volatility and is best suited for long term investors.



 ....6 Prospectus


[BAR GRAPH]

                      CORE GROWTH FUND
                1991                      40.83
                1992                       4.72
                1993                      11.12
                1994                       2.68
                1995                      40.42
                1996                      16.54
                1997                      27.55
                1998                       1.56
                1999                      19.35
                2000                      37.39



The chart above is intended to provide you with an indication of the risks of investing in the Core Growth Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


CORE GROWTH FUND--BEST AND WORST QUARTERLY RETURNS
Best--3/31/91                     25.80%
Worst--9/30/98                   -23.39%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.




AVERAGE ANNUAL TOTAL RETURNS--(AS OF 12/31/00)
                                 1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Wasatch Core Growth Fund          37.39%       19.88%       19.32%
Russell 2000 Index                -3.02%       10.31%       15.53%



The table above allows you to compare the Fund's performance to that of a market index and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

                                                                Prospectus 7....

WASATCH SMALL CAP VALUE FUND

OBJECTIVE

    LONG TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES

    VALUE INVESTING IN SMALL COMPANIES. The Fund invests primarily in the common stocks of companies with market capitalizations of less than $1.5 billion at the time of initial purchase.

    We use a "bottom-up" process of fundamental analysis to look for individual companies that we believe are temporarily undervalued, but have significant potential for stock price appreciation.

    Attributes we look for in small cap value companies include competent top management with a substantial stake in the future of the company, a history of profitable growth, the potential to improve earnings growth and new products or services that may increase revenue growth and market share.

PRINCIPAL RISKS



    MARKET RISK. As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.

    SMALL COMPANIES. These companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small companies may not trade as readily as the stocks of large companies and their prices may fluctuate more widely.

    NON-DIVERSIFICATION. The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.



WHO SHOULD INVEST

    The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small cap value stocks.


 ....8 Prospectus


                     SMALL CAP VALUE FUND(*)
                1998                         8.46
                1999                        28.09
                2000                        29.03



The chart above is intended to provide you with an indication of the risks of investing in the Small Cap Value Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


SMALL CAP VALUE FUND--BEST AND WORST QUARTERLY RETURNS(*)
Best--6/30/99                     26.67%
Worst--9/30/98                   -20.00%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.




AVERAGE ANNUAL TOTAL RETURNS--(AS OF 12/31/00)(*)
                                          SINCE INCEPTION
                                   1 YEAR     (12/17/97)
--------------------------------------------------------------------------------
Wasatch Small Cap Value Fund        29.03%      21.38%
Russell 2000 Value Index            22.83%       4.92%



(*)Prior to January 31, 2000 the Fund invested primarily in companies with market capitalizations of less than $300 million at the time of purchase.

The table above allows you to compare the Fund's past performance to that of a market index and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.

The Russell 2000 Value Index is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                                Prospectus 9....

WASATCH ULTRA GROWTH FUND

OBJECTIVE

    LONG TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE, BUT ONLY WHEN CONSISTENT WITH LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES

    INVEST IN HIGH GROWTH COMPANIES. The Fund invests primarily in the common stocks of rapidly growing companies in fast growing sectors of the economy. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of initial purchase.

    We use a process of "bottom-up" fundamental analysis to look for individual companies that we believe have superior growth prospects. Analysis includes studying a company's financial statements, making onsite visits and meeting with top management to evaluate such factors as potential for: rapid growth of sales and/or earnings; market leadership; expanding operating margins; and benefiting from favorable trends.

    In seeking to achieve the Fund's objective we may take larger positions in a few companies that we believe have outstanding investment potential.

PRINCIPAL RISKS



    MARKET RISK. As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.

    SMALL COMPANIES. The Fund may invest in small and mid-size companies. These companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small and mid-size companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.

    HIGH GROWTH COMPANIES. These companies may have high price-to-earnings ratios (P/Es) and their stock prices are more volatile than the prices of other common stocks.

    TECHNOLOGY AND HEALTH CARE COMPANIES. The Fund may invest in companies that could be broadly categorized as being in the technology and health care sectors. In general, technology companies tend to be extremely competitive. Rapid new developments could have dramatic impact on a company's earnings growth potential. In addition, many technology companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries.

    Many health care companies are subject to government regulations and rely on government programs such as Medicare for reimbursement. In addition, the rise of managed care has put pricing pressure on many health care providers. Certain companies, such as pharmaceutical companies, rely on government agencies for approval of their products and services.

    The Fund may be more sensitive to the price movements of a single stock or small group of stocks because it may take larger positions in a few companies and focus on fast growing sectors.

    NON-DIVERSIFICATION. The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.



WHO SHOULD INVEST

    The Fund pursues an aggressive investment strategy designed for long term investors who can tolerate the greater risks and volatility that are inherent with investments in rapidly growing small and mid-size companies.


 ....10 Prospectus


                                ULTRA GROWTH FUND
                        1993                         -2.97
                        1994                          8.11
                        1995                         58.77
                        1996                          3.57
                        1997                         -0.51
                        1998                         24.81
                        1999                         17.46
                        2000                         25.97



The chart above is intended to provide you with an indication of the risks of investing in the Ultra Growth Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


ULTRA GROWTH FUND--BEST AND WORST QUARTERLY RETURNS
Best--12/31/98                    38.11%
Worst--9/30/98                   -18.42%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.




AVERAGE ANNUAL TOTAL RETURNS--(as of 12/31/00)
                                                      SINCE INCEPTION
                                 1 YEAR       5 YEARS     (8/16/92)
--------------------------------------------------------------------------------
Wasatch Ultra Growth Fund         25.97%       13.73%       16.23%
Russell 2000 Index                -3.02%       10.31%       13.07%



The table above allows you to compare the Fund's past performance to that of a market index and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results. The Fund's performance can differ substantially from that of its benchmark because the Fund may take larger positions in a few companies and may focus on certain sectors.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

                                                               Prospectus 11....

WASATCH GLOBAL TECHNOLOGY FUND

OBJECTIVE

    LONG TERM GROWTH OF CAPITAL.

PRINCIPAL STRATEGIES

    INVEST IN DOMESTIC AND FOREIGN TECHNOLOGY COMPANIES.

    Under normal market conditions, the Fund will invest primarily in the common stocks of technology companies based in at least three countries including the United States.

    We define technology companies as companies whose primary business involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer software, computer systems and components, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.

    Typically, the Fund will invest a significant portion of its assets in the securities of U.S. companies. Globally, the Fund may invest in securities of companies in countries with established or emerging securities markets.

    We will use a process of "bottom-up" fundamental analysis to invest in individual companies of any size. However, because technology is a rapidly changing sector, we expect a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies.

    The Fund may invest in other securities including preferred stocks, warrants and securities that can be converted into common or preferred stocks (convertible securities). The Fund may also participate in initial public offerings (IPOs).

PRINCIPAL RISKS

    MARKET RISK. As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.

    FOREIGN SECURITIES. Investing in the stocks of foreign companies involves risks not associated with investments in U.S. companies. These may include currency fluctuation and conversion costs, local withholding and other taxes, different financial reporting practices and regulatory standards, higher trading costs, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

    EMERGING SECURITIES MARKETS. The Fund may also invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. These investments may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

    SMALL COMPANIES. Although the Fund may invest in companies of any size, we expect a significant percentage of the Fund's assets to be invested in small companies. These companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.

    EARLY STAGE COMPANIES. The Fund may invest in companies that are in the early stages of development. These companies are subject to the risks listed above for small companies. In addition, early stage companies may be more risky because they may not be currently profitable. There is no guarantee that they will become profitable or will be able to obtain necessary financing. They may rely on largely untested business plans.


 ....12 Prospectus

They may not be successful in developing markets for their products and services.

    TECHNOLOGY COMPANIES. Although the Fund does not limit its investments to specific industries, its focus on technology means that companies in which it invests will often react similarly to certain market or economic pressures.

    In general, the technology sector tends to be extremely competitive. Rapid new developments could cause a company's products or services to fall out of favor or become obsolete in a short period of time.

    Many technology companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. Some companies may have relatively short product cycles and many products may not become commercially successful.

    The Fund may also invest in medical technology companies. These companies are subject to many of the same risks as other technology companies. In addition, they may be subject to government regulations and may rely on governments for reimbursement or approval of products and services.

    INITIAL PUBLIC OFFERINGS (IPOs). Investing in IPOs involves a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs may have limited operating histories and their prospects for future profitability may be uncertain. Prices of IPOs may be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

    NON-DIVERSIFICATION. The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST

    The Fund pursues an aggressive investment strategy designed for long term investors who can tolerate the greater risks and volatility that are inherent with global investments in technology companies.

PERFORMANCE

    The Wasatch Global Technology Fund began offering shares on December 18, 2000. No performance information is included herein.




                                                               13 Prospectus....

WASATCH-HOISINGTON U.S. TREASURY FUND

OBJECTIVE

    TO PROVIDE A RATE OF RETURN THAT EXCEEDS THE RATE OF INFLATION OVER A BUSINESS CYCLE BY INVESTING IN U.S. TREASURY SECURITIES WITH AN EMPHASIS ON BOTH INCOME AND CAPITAL APPRECIATION.

PRINCIPAL STRATEGIES

    THE FUND TYPICALLY INVESTS AT LEAST 90% OF ITS TOTAL ASSETS IN U.S. TREASURY SECURITIES OR IN REPURCHASE AGREEMENTS COLLATERALIZED BY U.S. TREASURY SECURITIES.

    The Fund's Sub-Advisor adjusts the average maturity of the Fund's investments based on its assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of 30-year Treasury bonds relative to inflation.

    The Fund seeks to invest in long term U.S. Treasury bonds (maturities longer than 20 years) when the Sub-Advisor determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates. The Fund seeks to invest in U.S. Treasury bills or notes (maturities less than five years) when the Sub-Advisor determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.



    Over the course of a business cycle, the weighted average maturity of the Fund will range from less than a year to a maximum of 30 years. The Fund's effective duration is expected to vary from less than a year to a maximum of 25 years. Please refer to page 30 for a definition of effective duration.

PRINCIPAL RISKS

    CREDIT RISK. U.S. Treasury securities are direct obligations of the U.S. government, and therefore are subject to minimal credit risk (the risk that the issuer of a debt security will fail to make payments on the security when due). However, because the Fund is subject to certain other risks including those mentioned below, it is possible to lose money by investing in the Fund.



    Interest Rate Risk. Fixed-rate debt securities such as U.S. Treasury securities are sensitive to changes in market interest rates. If interest rates rise, the value of the Fund's investments and its net asset value generally will decline. When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and may be subject to greater volatility.

    RISKS OF ZERO COUPON TREASURY SECURITIES. The Fund may invest in zero coupon treasury securities (U.S. Treasury Strips). These are debt obligations which do not entitle the holder to periodic interest payments prior to maturity. They are traded at a discount from their face amounts. The discount of zero coupon treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than non-zero coupon securities.

  RISKS OF REPURCHASE AGREEMENTS.

     The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities.

WHO SHOULD INVEST

    The Fund is best suited for long term investors who can tolerate wide share price fluctuations.


 ....14 Prospectus


                               U.S. TREASURY FUND
                     1991                             13.66
                     1992                              4.72
                     1993                              4.00
                     1994                              1.59
                     1995                             11.49
                     1996                              7.82
                     1997                             15.74
                     1998                             14.63
                     1999                            -12.36
                     2000                             21.98



The chart above is intended to provide you with an indication of the risks of investing in the Wasatch-Hoisington U.S. Treasury Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


U.S. TREASURY FUND--BEST AND WORST QUARTERLY RETURNS
Best--3/31/00                      10.19%
Worst--3/31/99                     -5.88%

The above table is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.




AVERAGE ANNUAL TOTAL RETURNS--(AS OF 12/31/00)
                                 1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
U.S. Treasury Fund                21.98%       8.87%        7.93%
Lehman Bros. Aggregate Index      11.63%       6.46%        7.96%



The table above allows you to compare the Fund's performance to that of a bond market index and gives you an idea of how the Fund has performed over time. Of course, past performance is not necessarily indicative of future results.

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued.

                                                               Prospectus 15....

FEES AND EXPENSES OF WASATCH FUNDS

    The following table describes the fees and expenses you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)




                                                          ALL WASATCH FUNDS
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                 None
Maximum Deferred Sales Charge (Load)                             None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and other Distributions                              None
Redemption Fee(1) (on shares held less than two months)         2.00%
Wire Redemption Fee                                           $7.50 each
Annual IRA Maintenance Fee(2)                             $12.50 per account
IRA Distribution Fee(3)                                      $15.00 each
Exchange Fee                                                     None
Maximum Account Fee                                              None

(1) On shares of the Micro Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth and Wasatch-Hoisington U.S. Treasury Funds purchased after March 15, 2001. On shares of the Global Technology Fund purchased after December 18, 2000.

(2) Wasatch Funds IRAs of $10,000 or more are exempt. Fee is capped at $25.00 per Social Security Number, per account type.

(3) Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from a Fund's assets)


                                      SMALL CAP   CORE   SMALL CAP   ULTRA      GLOBAL      U.S.
                           MICRO CAP   GROWTH    GROWTH    VALUE    GROWTH   TECHNOLOGY   TREASURY
                             FUND       FUND      FUND     FUND      FUND       FUND        FUND
----------------------------------------------------------------------------------------------------
MANAGEMENT FEES              2.00%      1.00%     1.00%    1.50%     1.25%      1.50%       0.50%
DISTRIBUTION
  (12b-1) FEES               None       None      None     None      None       None        None
OTHER EXPENSES(1)            0.38%      0.38%     0.38%    0.59%     0.57%      0.88%       0.47%
TOTAL ANNUAL FUND
  OPERATING EXPENSES(1)      2.38%      1.38%     1.38%    2.09%     1.82%      2.38%       0.97%


(1) Other Expenses and Total Annual Fund Operating Expenses are based on Fund expenses before any expense reimbursements by the Advisor. The Advisor voluntarily reimburses the Funds for expenses that exceed certain limits. See "Management Fees and Expense Limitations" on page 32. Taking into account expense reimbursements, Management Fees and Total Annual Fund Operating Expenses for the fiscal year ended September 30, 2000 were: 1.36% and 1.95% for the Small Cap Value Fund; 1.18% and 1.75% for the Ultra Growth Fund; and 0.28% and 0.75% for the U.S. Treasury Fund, respectively. For the Global Technology Fund, taking into account expense reimbursements, Management Fees and Total Annual Fund Operating Expenses are estimated to be 1.07% and 1.95%, respectively. The Advisor has voluntarily agreed to limit Total Annual Fund Operating Expenses to these levels until at least September 30, 2001. There were no reimbursements for the Micro Cap, Small Cap Growth or Core Growth Funds. Expenses are estimated for the Global Technology Fund.




 ....16 Prospectus

EXAMPLE

     This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                 1 Year            3 Years            5 Years          10 Years
-----------------------------------------------------------------------------------------------
Micro Cap Fund                    $241               $742              $1,270          $2,716
Small Cap Growth Fund             $140               $437              $  755          $1,657
Core Growth Fund                  $140               $437              $  755          $1,657
Small Cap Value Fund              $212               $655              $1,124          $2,421
Ultra Growth Fund                 $185               $573              $  985          $2,137
Global Technology Fund            $241               $742              N/A             N/A
U.S. Treasury Fund                $ 99               $309              $  536          $1,190

The above example does not reflect any voluntary reimbursements by the Advisor.

MORE ABOUT THE WASATCH EQUITY FUNDS

     The Wasatch Equity Funds are the Micro Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth and Global Technology Funds. More information about the investment objectives, principal investment strategies and principal risks of these Funds is provided below.

     A Fund's principal investment strategies are those that we believe are most likely to be important in trying to achieve the Fund's primary investment objective. You should note that each Fund may also employ strategies and invest in securities that are not described below. Please see the Statement of Additional Information (SAI) for a discussion of these strategies, securities and their risks.

INVESTMENT PROCESS

     Stocks for the Wasatch Equity Funds are recommended by an experienced in-house research team. Each Fund has a Lead Manager or Co-Managers who ensure that investments are compatible with the Fund's investment objective and strategies.

     The Wasatch Research Team picks stocks using a "bottom-up" process of fundamental securities analysis. This means the team seeks to identify individual companies with outstanding investment potential.

     The research process includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.



                                                               Prospectus 17....

CASH POSITION



     If the research team is unable to locate attractive investment opportunities, or when we consider market conditions to be unfavorable for profitable investing, a Fund may temporarily increase its cash position or invest a larger portion of its assets in money market instruments. In other words, the Funds do not always stay fully invested in stocks. As a temporary defensive position, the Funds may invest up to 100% of their assets in cash or money market instruments.



     When a Fund increases its position in cash or money market instruments, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. A Fund may not achieve its investment objectives when invested in cash.

SELLING STOCKS

WE ARE LIKELY TO SELL A STOCK WHEN:

- the rationale we used to buy the stock is no longer valid
- the stock becomes overpriced
- we believe another stock has better
  investment potential

OTHER INVESTMENT STRATEGIES

     To a limited extent, each Equity Fund may invest in illiquid securities such as private placements.



     The Global Technology Fund may borrow from banks for various purposes including buying securities. Borrowing to buy securities is known as leveraging. The Fund does not expect borrowings to exceed 10% of net assets.

     To a limited extent, the Global Technology Fund's equity investments may include derivatives such as options, futures and forwards. The Fund's derivative instruments may be used for hedging or non-hedging purposes such as seeking to enhance return. The other Equity Funds have the legal ability to use derivatives. However, it is not likely that these Funds will use derivatives to the extent that they would have meaningful impact on performance.

     To a limited degree, the Global Technology Fund may engage in short sales of securities.

     The risks of these investments and strategies are discussed in the "Risks of Other Investment Strategies" on page 28 and in the SAI.



PORTFOLIO TURNOVER

     Each Fund generally intends to purchase securities for long term investment rather than short term gains. However, short term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund's portfolio whenever the Lead or Co-Managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

     To a lesser extent, a Fund may purchase securities in anticipation of relatively short term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.


 ....18 Prospectus

WASATCH MICRO CAP FUND

     The Micro Cap Fund is currently closed to new investors. Due to market conditions or cash outflows, the Fund may reopen from time to time to take in additional assets that the Advisor believes will help maintain the Fund at an optimal size for investing in micro cap companies.

To find out if the Fund is open, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at WWW.WASATCHFUNDS.COM.

LEAD MANAGER: Robert Gardiner, CFA

INVESTMENT OBJECTIVE

     The primary investment objective of the Micro Cap Fund is long term growth of capital. We also seek income as a secondary objective, but only when consistent with long term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:



- Invest at least 65% of the Fund's total assets in the common stocks of micro cap companies (market capitalizations of less than $500 million at the time of initial purchase).
- Focus on the smallest companies that we believe have superior growth potential.
- Purchase stocks at prices we believe are reasonable relative to our projection of a company's five year earnings growth rate.



BUYING STOCKS

     We invest the Fund's assets in a blend of two types of micro cap companies. We call them core and high growth companies. Each type of investment plays a special role that is intended to support the Fund's primary investment objective.

CORE COMPANIES

     We believe core companies are stable and have the potential for consistent growth and the ability to sustain growth over the long term.

CHARACTERISTICS WE LOOK FOR IN CORE COMPANIES:

- The potential to grow steadily at a faster rate than that of an average large company.
- A sustainable competitive advantage.
- Stable demand for products or services.
- The ability to capitalize on favorable long term trends.

HIGH GROWTH COMPANIES

     We believe high growth companies have the potential for rapid stock price appreciation that can enhance the Fund's returns. Investments in high growth companies are inherently more risky than investments in core companies and their stock prices are more volatile, but we think the potential rewards are greater.

CHARACTERISTICS WE LOOK FOR IN HIGH GROWTH COMPANIES:

- The potential to grow faster and more aggressively than core companies.
- Market leadership or the potential to become a market leader.
- Proprietary products.
- Sound financial controls.

CHARACTERISTICS WE LOOK FOR IN CORE AND HIGH GROWTH COMPANIES:

- Experienced top management with a substantial stake in the company's future.
- High return on capital.
- Low use of debt.

                                                               Prospectus 19....

WASATCH SMALL CAP GROWTH FUND

LEAD MANAGER: Jeff Cardon, CFA

INVESTMENT OBJECTIVE

    The primary investment objective of the Small Cap Growth Fund is long term growth of capital. We also seek income as a secondary objective, but only when consistent with long term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:
- Invest at least 65% of the Fund's total assets in the common stocks of small companies (market capitalizations of less than $1.5 billion at the time of initial purchase).

-   Focus on companies that we believe have superior growth potential.

- Purchase stocks at prices we believe are rational relative to our projection of a company's five year earnings growth rate.

BUYING STOCKS

    We invest the Fund's assets in a blend of two types of small companies. We call them core and high growth companies. Each type of investment plays a special role that is intended to support the Fund's primary investment objective.

CORE COMPANIES
    We believe core companies are stable and have the potential for consistent growth and the ability to sustain growth over the long term.

CHARACTERISTICS WE LOOK FOR IN CORE COMPANIES:
- The potential to grow steadily at a faster rate than that of an average large company.
-   A sustainable competitive advantage.
-   Stable demand for products or services.
-   The ability to capitalize on favorable long term trends.

HIGH GROWTH COMPANIES
    We believe high growth companies have the potential for rapid stock price appreciation that can enhance the Fund's returns. Investments in high growth companies are inherently more risky than investments in core companies and their stock prices are more volatile, but we think the potential rewards are greater.

CHARACTERISTICS WE LOOK FOR IN HIGH GROWTH COMPANIES:
-   The potential to grow faster and more aggressively than core companies.
-   Market leadership or the potential to become a market leader.
-   Proprietary products.
-   Sound financial controls.

CHARACTERISTICS WE LOOK FOR IN CORE AND HIGH GROWTH COMPANIES:
-   Experienced top management with a substantial stake in the company's future.
-   High return on capital.
-   Low use of debt.

WASATCH CORE GROWTH FUND

LEAD MANAGER: Samuel S. Stewart, Jr., PhD, CFA
CO-MANAGER: JB Taylor

INVESTMENT OBJECTIVE

    The primary investment objective of the Core Growth Fund is long term growth of capital. We also seek income as a secondary objective, but only when consistent with long term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.


 .... 20 Prospectus

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:
- Invest at least 65% of the Fund's total assets in the common stocks of growing companies.
-   Focus on companies that we consider to be high quality.
- Look for companies that are stable and well-established and appear to have the potential to grow steadily for long periods of time.
- Typically invest in small and mid-size companies with market capitalizations of less than $5 billion at the time of initial purchase.
- Purchase stocks at prices we believe are reasonable relative to our projection of a company's five year earnings growth rate.

BUYING STOCKS

    We typically look for core companies that we believe are stable and have the potential for consistent growth and the ability to sustain growth over the long term.

CHARACTERISTICS WE LOOK FOR IN CORE COMPANIES:
- The potential to grow steadily at a faster rate than that of an average large company.
-   A sustainable competitive advantage.
-   Stable demand for products or services.
-   The ability to capitalize on favorable long term trends.
-   Experienced top management with a substantial stake in the company's future.
-   High return on capital.
-   Low use of debt.

WASATCH SMALL CAP VALUE FUND

CO-MANAGERS: Jim Larkins, MBA, Robert Gardiner, CFA and Samuel S. Stewart, Jr., PhD, CFA

INVESTMENT OBJECTIVE

    The primary investment objective of the Small Cap Value Fund is long term growth of capital. We also seek income as a secondary objective, but only when consistent with long term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:
- Invest at least 65% of the Fund's total assets in the common stocks of small companies (market capitalizations of less than $1.5 billion at the time of initial purchase).
- Look for companies whose stocks, in our opinion, are temporarily under-valued but have significant potential for appreciation.

BUYING STOCKS
    We typically focus on companies we believe have low valuations or depressed stock prices. The Wasatch Research Team analyzes companies to determine if they have positive characteristics that could lead to stock price increases.

STOCK PRICES OFTEN INCREASE WHEN A COMPANY:
-   Introduces exciting new products or services.
-   Resolves short term issues that increase earnings growth.
-   Gets positive attention from Wall Street analysts.

                                                              .... Prospectus 21

CHARACTERISTICS WE LOOK FOR IN VALUE INVESTMENTS MAY INCLUDE:
-   Low stock valuations in the form of a low price-to-earnings ratio (P/E).
-   Low market capitalization-to-revenue ratio.
-   Potential for improved earnings growth.
- Competent top management with a substantial stake in the future of the company.
-   History of profitable growth.
-   Products or services that may increase revenue growth and market share.

WASATCH ULTRA GROWTH FUND

LEAD MANAGER: Karey Barker, CFA
CO-MANAGER: Ajay Krishnan, CFA

INVESTMENT OBJECTIVE
    The primary investment objective of the Ultra Growth Fund is long term growth of capital. We also seek income as a secondary objective, but only when consistent with long term growth of capital. Currently, we do not expect the Fund's investments to generate substantial income.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:
- Invest at least 65% of the Fund's total assets in the common stocks of companies that we believe have the potential for high growth based on such measures as increasing sales and/or earnings, market leadership, expanding operating margins and benefiting from favorable trends.
- Typically focus on companies in what we consider to be the fastest growing sectors of the economy.
- Typically invest in companies with market capitalizations of less than $5 billion at the time of initial purchase.
- Attempt to achieve the Fund's primary objective by taking larger positions in a few companies that we believe have outstanding investment potential.

BUYING STOCKS

    We believe high growth companies have above average potential for rapid stock price appreciation. These stocks are inherently more risky than most common stocks, and their prices are more volatile, but we think the potential rewards are greater.

CHARACTERISTICS WE LOOK FOR IN HIGH GROWTH COMPANIES:


- The potential to increase sales and/or earnings at a rate that is significantly faster than the average large company.
-   Market leadership or the potential to become a market leader.
-   Proprietary products.
-   Sound financial controls.
-   Experienced top management with a substantial stake in the company's future.
-   High return on capital.
-   Strong internal cash flow.
-   Low use of debt.

WASATCH GLOBAL TECHNOLOGY FUND

CO-MANAGERS: Ajay Krishnan, CFA and Karey Barker, CFA

INVESTMENT OBJECTIVE

    The investment objective of the Global Technology Fund is long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:

- Invest at least 65% of the Fund's total assets in the equity securities of technology companies based in at least three countries including the United


 .... 22 Prospectus

    States. We define technology companies as companies whose primary business involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer software, computer systems and components, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.
- Typically invest a significant portion of the Fund's assets in the securities of U.S. companies. Globally, the Fund may invest in securities of companies in countries with established or emerging securities markets.
- Use a process of "bottom-up" fundamental analysis to invest in individual companies of any size. However, because technology is a rapidly changing sector, we expect a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies.
- Invest in other securities which may include preferred stocks, warrants and securities that can be converted into common or preferred stocks (convertible securities). The Fund may also participate in initial public offerings (IPOs).

BUYING STOCKS

    We have defined two broad categories that we believe are critical to identifying technology companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that provide products or services related to science or technology.

IN SEEKING COMPANIES THAT POSSESS VALUABLE INTELLECTUAL PROPERTY, WE LOOK FOR:
- Companies that have developed, invented or otherwise own or control patented, proprietary or leading technologies.
- Technology that we believe has feasible applications with significant economic potential.
- Superior management that we believe will be able to capitalize on the technology's potential value.
-   Management that has a substantial ownership interest in the company.
- Stocks that we believe are rationally priced based on our assessment of the technology's future prospects.

IN SEEKING COMPANIES THAT PROVIDE PRODUCTS OR SERVICES RELATED TO SCIENCE OR TECHNOLOGY, WE LOOK FOR:
- Companies that are applying new technologies or using technology to gain a competitive advantage.
- Companies that, in our opinion, have outstanding growth potential and can increase sales and earnings significantly faster than average companies.
- Companies that are market leaders or potential market leaders in their industries.
- Superior management that we believe will be successful in applying science or technology to gain a competitive advantage.
-   Management that has a substantial ownership interest in the company.
- Superior financial characteristics and controls including high return on capital, strong cash flow and low use of debt.
- Stocks that we believe are rationally priced based on our assessment of cur-rent sales, earnings and growth rates.

                                                              Prospectus 23 ....

PRINCIPAL RISKS OF INVESTING IN THE WASATCH EQUITY FUNDS

    The following discussion is intended to help you better understand the risks associated with the Wasatch Equity Funds' principal investment strategies. It is designed to make you aware of factors that have the potential to adversely affect a Fund's net asset value and its total return. Please read this section carefully.

MARKET RISK

    The Wasatch Equity Funds invest in common stocks. Stock prices may decline significantly over short or extended periods of time. Price changes may affect markets worldwide, or only foreign or domestic markets, or only certain stocks such as growth or value stocks, or only a particular company, industry, or sector of the market.

COMPANY RISK

    The Wasatch Equity Funds invest in individual stocks. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SMALL COMPANIES

    Each of the Equity Funds invests in the common stocks of small companies. Small companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of trading in their stocks may be substantially less than that typical of larger companies. Therefore, the prices of small company stocks may be subject to wider and more erratic fluctuations.

    The spread between the bid and asked prices of small company stocks may be wider than the spread for more actively traded securities. As a result, if a small company stock is sold shortly after purchase, a loss may be incurred by an Equity Fund solely due to the size of the bid-asked spread. Large sales of small company stocks may require selling them at a discount from quoted prices and/or making a series of small sales over a period of time.

    Small company stocks are often traded over-the-counter and may not have the trading volume typical of stocks traded on a national securities exchange. The values of their shares may move independently of the values of shares of large companies or of general stock market indexes such as the Dow Jones Industrial Average or the S&P 500(R) Index.

MICRO CAP COMPANIES

    Each of the Equity Funds may invest in micro cap companies. The Micro Cap Fund invests primarily in these companies. We define micro cap companies as those with market capitalizations of less than $500 million. Micro cap companies may be more sensitive to, and share prices may be more affected by, the risks for small companies mentioned above.

EARLY STAGE COMPANIES

    The Equity Funds may invest in companies that are in the early stages of development. These companies are subject to the risks listed above for small companies. In addition, they may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. They may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They


 .... 24 Prospectus
may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

RISKS OF GROWTH STOCKS

    The Wasatch Equity Funds (except the Small Cap Value Fund) invest in "growth stocks." These "growth stocks" typically trade at higher price-to-earnings ratios (P/Es) than other stocks. Therefore, their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. If the Advisor's assessment of a company's earnings growth prospects is wrong, or if the Advisor's judgment about how other investors will value a company's earnings growth is wrong, then the company's stock may fail to achieve the expected price appreciation.

RISKS OF VALUE STOCKS

    The Small Cap Value Fund invests in "value stocks." These stocks appear to the Advisor to be temporarily undervalued. Value stocks can remain undervalued for years. There is a risk that a value stock may never reach what the Advisor believes is its full value, or it may even decline in value.

HIGH GROWTH COMPANIES



    The Ultra Growth Fund focuses on high growth companies. The Micro Cap, Small Cap Growth and Global Technology Funds may invest a significant portion of their assets in the stocks of high growth companies.



    We define high growth companies as those that are increasing earnings at a rate that is significantly faster than the average company. Companies growing this aggressively often have high price-to-earnings ratios (P/Es) and are considered more risky because the challenge to meet growth expectations is greater. The stock prices of high growth companies are more volatile than the prices of other common stocks.

SECTOR WEIGHTINGS

    The Ultra Growth Fund does not limit its investments to specific sectors. Although the Fund's approach to investing is to analyze the growth prospects of individual companies, we typically find the growth we seek in companies in what we believe are the fastest growing sectors of the economy.



    The Global Technology Fund does not limit its investments to specific industries or sectors. However, its focus on technology means that a large percentage of the Fund's assets will be invested in the technology sector. The technology companies in which the Fund invests will often react similarly to certain market or economic pressures.

    Funds that invest a large percentage of assets in a few sectors or similar types of companies are more vulnerable to the price movements of a single security or small group of securities than funds that diversify their investments among a broad range of sectors and types of companies.



TECHNOLOGY COMPANIES



    Each of the Equity Funds may invest in companies that could be broadly classified as being in the technology sector. The Global Technology Fund will invest a significant percentage of its assets in this sector. Investments may include companies in the computer software, computer systems and components, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.



    In general, these companies operate in an extremely competitive environment where rapid new developments could have a dramatic impact on a company's earnings growth potential. In addition, many of these companies are

                                                              Prospectus 25 ....

sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. If technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.



    The Funds' investments in medical technology companies are subject to many of the same risks as other technology companies. In addition, certain companies such as pharmaceutical, biotechnology and medical device companies rely on government agencies such as the Food & Drug Administration (FDA) for approval of their products and services before they can be brought to market.

    The financial success of certain medical products and services may depend on approval for reimbursement from government programs such as Medicare. In addition, many medical technology companies are subject to government regulations. The rise of managed health care has resulted in increased price pressure throughout the industry.

    Many products and services of medical technology companies may become rapidly obsolete due to technological and scientific advances.



HEALTH CARE COMPANIES

    Each of the Equity Funds may invest in companies that could be broadly classified as being in the health care sector. These investments may include health care providers, health care service companies, and pharmaceutical and medical products companies.

    Many health care companies are subject to government regulations and rely on government programs such as Medicare for reimbursement. In addition, the rise of managed care has put pricing pressure on many health care providers. Certain companies such as pharmaceutical companies rely on government agencies for approval of their products and services. Many products and services in the health care industry may become rapidly obsolete due to technological and scientific advances.



RISKS OF FOREIGN SECURITIES

    The Global Technology Fund's focus means it will invest in the stocks of companies based outside the United States. Investments in foreign companies involve certain risks not typically associated with investments in U.S. companies.

    FOREIGN MARKET RISK. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

    CURRENCY RISK. The U.S. dollar value of the Fund's assets may be affected by foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency may change the U.S. dollar value of the Fund's assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies.

    POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets which


 .... 26 Prospectus
may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investments.

    REGULATORY RISK. Foreign companies that are not publicly traded in the U.S. are not subject to uniform accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

    FOREIGN TAX RISK. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

    TRANSACTION COSTS. Transaction costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

EMERGING SECURITIES MARKETS

    The Global Technology Fund may invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. These investments are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

INITIAL PUBLIC OFFERINGS (IPOS)

    Investing in common stocks purchased in initial public offerings (IPOs) is a principal investment strategy of the Global Technology Fund. The other Equity Funds may invest in IPOs but this is not considered a principal strategy of these Funds.

    Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short term capital gains, which will be taxable to shareholders as ordinary income.



NON-DIVERSIFICATION RISK

    Each Equity Fund is non-diversified. The Ultra Growth Fund, in particular, may invest a large percentage of its assets in a few individual companies.

    Being non-diversified means a Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Funds that invest in the stocks of a few companies have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

                                                              Prospectus 27 ....

RISKS OF OTHER INVESTMENT STRATEGIES



LEVERAGING

    Borrowing to purchase securities is known as leveraging. The Global Technology Fund may borrow from banks for temporary or emergency purposes, clearing transactions or to invest. Leveraging increases the effect of changes in the market value of the Fund's portfolio. Leveraging may expose the Fund to greater risk and increased costs. Interest paid on borrowed funds may have the effect of lowering the Fund's return. In addition, the Fund may have to sell securities it would normally keep in order to make interest payments.



ILLIQUID SECURITIES

    The Equity Funds may invest up to 15% of their net assets in illiquid securities, including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Procedures. Given the inherent uncertainties of determining fair market value, there can be no assurance that the value we place on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Equity Funds may not be able to easily liquidate their position in these securities.

    The Equity Funds also may invest in securities that are less liquid than the securities of large established companies. These less liquid securities may include the securities of smaller U.S. companies, convertible securities, foreign securities and emerging markets securities. The Equity Funds may experience a loss if they are unable to sell a security at a time and price that would be most beneficial.

DERIVATIVES

    To a limited extent, the Global Technology Fund may use derivatives such as futures and options to hedge against certain risks like adverse movements in securities prices. The Fund may also use derivatives for non-hedging purposes such as seeking to enhance returns.

    The goal of using derivatives will be to benefit the Fund. However, using derivatives could hurt the Fund's performance if the Advisor incorrectly judges such factors as the direction of securities prices. Risks associated with using derivatives are described in the SAI.



    The other Equity Funds have the legal ability to use derivatives. However, it is not likely that these Funds will use derivatives to the extent that they would have meaningful impact on performance.

CURRENCY HEDGING

    The Global Technology Fund may use a variety of currency hedging techniques including forward currency exchange contracts to manage currency risk.

    The goal of using these techniques will be to benefit the Global Technology Fund's performance. However, using these techniques could be detrimental to performance if the Advisor incorrectly judges the direction of exchange rates.

SHORT SALES

    To a limited extent, the Global Technology Fund may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on NASDAQ or EASDAQ. A short sale means the Fund sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by



 .... 28 Prospectus
purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. The Global Technology Fund will not engage in short sales when these transactions would cause the market value of all the Fund's securities sold short to exceed 15% of its net assets. Short sales may reduce the Fund's returns or increase volatility.



MORE ABOUT THE WASATCH-HOISINGTON U.S. TREASURY FUND

    More information about the investment objective, principal investment strategies and principal risks of the Wasatch-Hoisington U.S. Treasury Fund is provided below. The Fund's principal investment strategies are those that the Sub-Advisor believes are most likely to be important in trying to achieve the Fund's investment objective. You should note that the Fund may also employ strategies and invest in securities that are not described below. Please see the Statement of Additional Information (SAI) for a discussion of these strategies, securities and their risks.

SUB-ADVISOR: Hoisington Investment Management Company

    Hoisington Investment Management Company is responsible for managing the Fund's assets and placing orders to buy and sell securities for the Fund.

LEAD MANAGER: Van Robert Hoisington

INVESTMENT OBJECTIVE

    The investment objective of the Wasatch-Hoisington U.S. Treasury Fund is to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

IN PURSUIT OF THE FUND'S INVESTMENT OBJECTIVE, THE SUB-ADVISOR WILL:
- Typically invest at least 90% of the Fund's total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities.
- Adjust the average maturity and effective duration of the Fund's portfolio based on the Sub-Advisor's assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of 30-year Treasury bonds relative to inflation.
- Invest in long term U.S. Treasury bonds (maturities longer than 20 years), including zero coupon Treasury securities, when the Sub-Advisor determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates.
- Invest in U.S. Treasury bills or notes (maturities less than five years) when the Sub-Advisor determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.

OVER THE COURSE OF A BUSINESS CYCLE, UNDER NORMAL MARKET CONDITIONS:
- The effective duration of the Fund's holdings is expected to vary from less than a year to a maximum of 25 years.
- The maturity of the Fund's holdings will range from less than a year to a maximum of 30 years.
- When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility.

PORTFOLIO TURNOVER
-   The portfolio turnover rate will vary substantially from year to year.
-   During some periods, turnover will be well below 50%.

                                                              Prospectus 29 ....

- At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.
- Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.

PRINCIPAL RISKS OF INVESTING IN THE WASATCH-HOISINGTON U.S. TREASURY FUND

    The following discussion is intended to help you better understand the risks associated with the Wasatch-Hoisington U.S. Treasury Fund's principal investment strategies. It is designed to make you aware of factors that have the potential to adversely affect the Fund's net asset value and its total return. Please read this section carefully.

CREDIT RISK

    Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. The Sub-Advisor seeks to limit credit risk by investing primarily in U.S. Treasury securities and in repurchase agreements collateralized by such securities. Unlike corporate bonds or government agency securities, all treasury securities are direct obligations of the U.S. government and vary only in maturity and coupon. Treasury securities are viewed as carrying minimal credit risk.

INTEREST RATE RISK

    Interest rate risk is the risk that the value of a fixed-rate debt security will change due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates.

      Interest Rates Up = Bond Prices Down = INVESTMENT VALUE GOES DOWN $

    When interest rates rise, the value of the Fund's portfolio securities and its net asset value generally will decline. The values of fixed-rate debt securities with maturities longer than 20 years (U.S. Treasury bonds) are more sensitive to changes in market interest rates than the values of securities with shorter maturities (U.S. Treasury bills or notes). If the Fund is invested in U.S. Treasury bonds or zero coupon U.S. Treasury securities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

        Interest Rates Down = Bond Prices Up = INVESTMENT VALUE GOES UP $

    If the Sub-Advisor forecasts that interest rates will decrease, the average maturity of the portfolio can be extended to 30 years. If interest rates are expected to increase, the Sub-Advisor may determine that a defensive policy is more appropriate, and may reduce the average maturity of the Fund's portfolio to less than one year.

INCOME RISK

    Income risk is the potential for a decline in the Fund's income due to falling interest rates.

EFFECTIVE DURATION

    Effective duration is an estimate of the interest rate risk (price volatility) of


 .... 30 Prospectus
a security, i.e., how much the value of the security is expected to change with a given change in interest rates. For example, if the interest rate increased
1% on a bond with an effective duration of five years, the price of the bond would decline 5%. Similarly, if the interest rate increased 1% on a bond with an effective duration of 15 years, the price of the bond would decline 15%. At a yield of 7%, the effective duration of a 30-year U.S. Treasury bond is about 13 years. The effective duration of a 30-year U.S. zero coupon bond is 30 years.
If the interest rate increased 1%, the value of a 30-year zero coupon bond would decline 30%. Similarly, if the interest rate decreased 1%, the value of a 30-year zero coupon bond would increase 30%.

    It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve.



RISKS OF ZERO COUPON TREASURY SECURITIES



    Zero coupon treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity. They are traded at a discount from their face amounts. The discount of zero coupon treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than non-zero coupon securities.

RISKS OF REPURCHASE AGREEMENTS

    A repurchase agreement involves the purchase of treasury securities with the condition that after a stated period of time, the original seller (a member of the Federal Reserve System or a recognized securities dealer) will buy back the same securities (collateral) at a predetermined price or yield. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.

                                                              Prospectus 31 ....

MANAGEMENT OF WASATCH FUNDS

    The investment advisor (Advisor) for Wasatch Funds is Wasatch Advisors, Inc. The Advisor and Wasatch Funds are located at 150 Social Hall Avenue, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of October 31, 2000, the Advisor had approximately $1.8 billion in assets under management.

    The Advisor is responsible for investing Wasatch Funds' assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds' business affairs.

--------------------------------------------------------------------------------

MANAGEMENT FEES AND EXPENSE LIMITATIONS

    Each Fund pays the Advisor a monthly management fee that is a percentage of the Fund's average daily net assets. More detailed information about the Advisor's investment advisory and service contracts with Wasatch Funds and the Advisor's contract with the Sub-Advisor can be found in the SAI. During their most recent fiscal year, the Funds paid the following management fees to the Advisor. (See chart below.)



    The Advisor has voluntarily agreed to limit the expenses of each Fund at least through September 30, 2001, to a certain percentage of average net assets computed on a daily basis. Expense limits are: 2.50% for the Micro Cap Fund; 1.50% for the Small Cap Growth Fund; 1.50% for the Core Growth Fund; 1.95% for the Small Cap Value Fund; 1.75% for the Ultra Growth Fund; 1.95% for the Global Technology Fund; and 0.75% for the U.S. Treasury Fund. The Advisor will pay all expenses excluding interest, taxes and extraordinary expenses in excess of such limitations. The Advisor may rescind these voluntary limitations on expenses any time after September 30, 2001.





--------------------------------------------------------------------------------
                                                Advisory Fee as
                                             a percentage of average
Wasatch Fund                                    daily net assets
--------------------------------------------------------------------------------
Micro Cap Fund                                          2.00%
Small Cap Growth Fund                                   1.00%
Core Growth Fund                                        1.00%
Small Cap Value Fund                                    1.36%
Ultra Growth Fund                                       1.18%
Global Technology Fund                                  1.50%
U.S. Treasury Fund(*)                                   0.28%




(*) The U.S. Treasury Fund is managed by a Sub-Advisor. Under a sub-advisory agreement between the Advisor and the Sub-Advisor, the Advisor has agreed to pay the Sub-Advisor a management fee.

 .... 32 Prospectus

RESEARCH TEAM



    The Wasatch Research Team consists of four Lead Managers, three Co-Managers and eight securities analysts. The Lead and Co-Managers are responsible for making investment decisions for their respective Funds in accordance with each Fund's investment objective and strategies. The Wasatch Research Team is responsible for analyzing securities and making investment recommendations. The Sub-Advisor, under the supervision of the Advisor, is responsible for making investment decisions for the U.S. Treasury Fund.



LEAD MANAGERS

    SAMUEL S. STEWART, JR., PhD, CFA, has served as President and Chairman of the Board of Wasatch Funds since 1986 and Chairman of the Board of the Advisor since 1975. Dr. Stewart is Lead Manager of the Wasatch Core Growth Fund. In addition, he is Co-Manager of the Wasatch Small Cap Value Fund. He earned a Bachelor of Science in Business Administration degree from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in finance from Stanford University. Since 1975, Dr. Stewart has also served as a professor of finance at the University of Utah.

    JEFF CARDON, CFA, is Vice President and Director of Wasatch Funds and President and Director of the Advisor. He is Lead Manager of the Wasatch Small Cap Growth Fund. Mr. Cardon joined the Wasatch Research Team as a securities analyst in 1980. He is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance from the University of Utah.



    KAREY BARKER, CFA, is a Director of the Advisor, Lead Manager of the Wasatch Ultra Growth Fund and Co-Manager of the Wasatch Global Technology Fund. Ms. Barker joined the Wasatch Research Team as a securities analyst in 1989. She is a Chartered Financial Analyst and holds a Bachelor of Arts degree in French and Bachelor of Science degree in finance from the University of Utah.

    ROBERT GARDINER, CFA, is a Director of the Advisor, Lead Manager of the Wasatch Micro Cap Fund and Co-Manager of the Wasatch Small Cap Value Fund. Mr. Gardiner joined the Wasatch Research Team as a securities analyst in 1987. He is a Chartered Financial Analyst. Mr. Gardiner is a graduate of the University of Utah where he earned a Bachelor of Arts degree in physics with a minor in French and a Bachelor of Science degree in mathematics with a minor in chemistry.



CO-MANAGERS



    AJAY KRISHNAN, CFA, is Co-Manager of the Wasatch Ultra Growth and Wasatch Global Technology Funds. Mr. Krishnan joined the Wasatch Research Team as a securities analyst in 1994. He is a Chartered Financial Analyst and holds a Master's degree in business from Utah State University and a Bachelor of Science degree in physics with a minor in mathematics from Bombay University.



    JIM LARKINS, MBA, is Co-Manager of the Wasatch Small Cap Value Fund. Mr. Larkins joined the Wasatch Research Team as a securities analyst in 1995. He holds a Master's degree in business and a Bachelor of Arts degree in economics from Brigham Young University.



    JB TAYLOR is Co-Manager of the Wasatch Core Growth Fund. Mr. Taylor joined the Wasatch Research Team as a securities analyst in 1996. Prior to joining Wasatch, Mr. Taylor was a full time student. He holds a Bachelor of Science degree in industrial engineering from Stanford University.



                                                              Prospectus 33 ....

ABOUT THE SUB-ADVISOR FOR THE WASATCH-HOISINGTON U.S. TREASURY FUND

    Hoisington Investment Management Company (HIMCO) is a registered investment advisor that has been in business since 1980. The firm agreed to become the sub-advisor to the Wasatch-Hoisington U.S. Treasury Fund in 1996. HIMCO has offices at 1250 Capital of Texas Highway South, Building 3, #600, Austin, Texas 78746-6464.

    HIMCO provides investment management services for individuals, pension and profit-sharing plans, trusts and estates, charitable organizations and corporations, and other business entities. As of September 30, 2000, HIMCO provided investment advice to 38 separately managed accounts and had approximately $3.9 billion in assets under management. HIMCO provides investment management for fixed income securities, including U.S. government securities.

    VAN ROBERT HOISINGTON has been Lead Manager of the Wasatch-Hoisington U.S. Treasury Fund since 1996. In addition, he has served as President and Senior Investment Officer of HIMCO since he founded the firm in 1980. Mr. Hoisington received a Bachelor of Arts degree from the University of Kansas and a Master's degree in business from Fort Hays Kansas University.

--------------------------------------------------------------------------------

ADDITIONAL SERVICE PROVIDERS

ADMINISTRATOR
  Sunstone Financial Group, Inc.
  803 West Michigan Street, Suite A
  Milwaukee, WI 53233-2301

TRANSFER AGENT
  Sunstone Financial Group, Inc.
  803 West Michigan Street, Suite A
  Milwaukee, WI 53233-2301

CUSTODIAN


  UMB Bank, n.a.
  928 Grand Boulevard
  Kansas City, MO 64106-2008

LEGAL COUNSEL TO WASATCH FUNDS
  Michael J. Radmer
  Dorsey & Whitney LLP
  220 South Sixth Street
  Minneapolis, MN 55402-1498



INDEPENDENT PUBLIC ACCOUNTANTS
  Arthur Andersen LLP
  100 East Wisconsin Ave., Suite 1900
  Milwaukee, WI 53202-4107

 .... 34 Prospectus

INVESTMENT MINIMUMS

To open a new account with an Automatic Investment Plan.....  $1,000
   Subsequent Automatic Investments
      Monthly...............................................     $50
      Quarterly.............................................    $100
For a new account without the Automatic Investment Plan.....  $2,000
   Subsequent Investments...................................    $100
Individual Retirement Account (IRA).........................  $1,000

SHAREHOLDER'S GUIDE

    This section provides information about how to invest in the Funds and the different types of accounts and services available through Wasatch Funds.

TO REACH WASATCH FUNDS BY PHONE

    If you have any questions about Wasatch Funds, the prospectus or opening a new account, please call one of our Shareholder Services Representatives at 1
(800) 551-1700. They are available to assist you Monday through Friday, 7:00 a.m. to 7:00 p.m. Central Time.

TO REACH WASATCH FUNDS ONLINE

    We offer a number of services on our web site at www.wasatchfunds.com. From any computer with Internet access you can:
-   Download a current prospectus, new account application and other documents.


- Open certain types of new accounts and make online transactions. For more information see "To Purchase Shares Online" on page 38 and "Online Transactions" on page 45.


- Review current account information, check the past year's account history and make address changes or corrections when you fill out the appropriate online form and submit it electronically to Wasatch Funds.
- Sign up to receive quarterly statements, confirmations, annual and semi-annual reports and prospectuses via e-mail by filling out the online consent form.
-   Review each Fund's daily Net Asset Value (NAV) and performance.
- Check the Top 10 Holdings for each Fund as of the most recent calendar quarter end.
-   E-mail us your questions and comments.

TO OPEN A NEW ACCOUNT

-   Read the prospectus carefully.
- To find out if the Micro Cap Fund is open to new investors, please call a Shareholder Services Representative at 1 (800) 551-1700 or visit our web site at www.wasatchfunds.com.
-   Complete and sign the new account application included with the prospectus.
-   See chart above for investment minimums.
- Be sure to provide your Social Security or Taxpayer Identification Number on the new account application.
- New account applications are also available directly from Wasatch Funds by calling a Shareholder Services Representative at 1 (800) 551-1700 or by visiting our web site at www.wasatchfunds.com.


- Certain types of new accounts may be opened online. For more information see "To Purchase Shares Online" on page 38.


-   New accounts are subject to acceptance by Wasatch Funds.

                                                              Prospectus 35 ....

    Make your check payable to Wasatch Funds and send it along with your completed application to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

  To send your check and application by express or certified mail:

WASATCH FUNDS
803 WEST MICHIGAN STREET, SUITE A
MILWAUKEE, WI 53233-2301

OPENING NEW ACCOUNTS BY WIRE

    Please call a Shareholder Services Representative at 1 (800) 551-1700 for special instructions.

TYPES OF ACCOUNT OWNERSHIP

    By completing a new account application you can establish one of three types of accounts:

    INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts are owned by two or more people and are JTWROS (Joint Tenants with Right of Survivorship) unless otherwise specified.

    GIFT TO MINOR. This is a custodial account managed for the benefit of a minor. To open this type of account you must provide the minor's Social Security Number along with your own on the new account application.

    CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY. You must provide the name of the entity and the Taxpayer Identification Number. The new account application must be signed by an authorized officer of a corporation or other entity or a trustee. To open a corporate account, a corporate resolution must be provided with the application. Certain account privileges require additional documentation. Please call a Shareholder Services Representative at 1(800) 551-1700 for more information. Accounts for corporations, partnerships, trusts or other entities may not be opened online.

INDIVIDUAL RETIREMENT ACCOUNTS

    If you are eligible, you may set up your Wasatch Funds account under a tax-sheltered retirement plan. To request a Wasatch Funds IRA Information Kit and application, please call 1 (800) 551-1700 or write to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

    The Funds' minimum initial investment for an IRA is $1,000. There is no charge to set up an IRA account, but there is an annual maintenance fee of $12.50 per account for accounts under $10,000, with a maximum charge of $25 per Social Security Number, per account type.

    IRA accounts may not be opened online. However, additions to existing IRA accounts may be made online.

    The following is a short description of common types of IRA accounts offered by Wasatch Funds. Please refer to the Disclosure Statement and Custodial Agreement found in the IRA Information Kit for more detailed information on these retirement plans.

    Traditional IRA. Anyone under age 70 1/2 who earns compensation can contribute to a traditional IRA. You can also fund an IRA for your non-wage earning spouse. The key benefits:
- Depending on your income and whether you participate in a company retirement plan, all or part of your contribution may be tax-deductible.
- Taxes on your earnings and on any deductible contributions aren't imposed until you begin making withdrawals. That gives your earnings the potential to grow faster than in taxable accounts.
- Current tax law has also made it easier to withdraw from a traditional IRA without paying penalties, especially for first-time home purchases and expenses for higher education.


 .... 36 Prospectus

    ROTH IRA. Roth IRAs differ from traditional IRAs in several important ways:


-   Contributions are not tax deductible.


- Earnings on amounts held in the account can be withdrawn tax-free if the assets remain in the IRA for at least five years and the IRA holder is at least 59 1/2, or meets other conditions, at the time of the withdrawal.
-   Contributions can be withdrawn anytime without tax or penalty.

    Roth IRAs are also available for non-wage earning spouses. The ability to make a contribution to a Roth IRA is phased out for individuals whose income exceeds specific limits.

    SIMPLE IRA. Individuals may establish SIMPLE IRAs through a qualifying employer.

    SECTION 403(b)(7) PLAN. This plan is designed to allow employees of certain educational, non-profit, hospital and charitable organizations to invest for retirement.

    Please call a Shareholder Services Representative at 1 (800) 551-1700 to ask about other retirement plans.

TO PURCHASE SHARES

    The price of your shares will be determined the next time the Net Asset Value (NAV) is calculated after the Transfer Agent has received your request in good order.

-   Purchase requests should be sent to:
    WASATCH FUNDS
    P.O. BOX 2172
    MILWAUKEE, WI 53201-2172
- Purchase requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the Transfer Agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the Transfer Agent.
- Checks must be made payable to Wasatch Funds and must meet minimum purchase requirements (see Investment Minimums on page 35).
-   There are no sales charges to purchase shares.


-   Purchases must be made in U.S. dollars.
- You may add to established Wasatch Funds accounts by making investments of $100 or more.
- Cash, credit cards, third party checks and credit card checks will not be accepted.
- See "Returned Check/Insufficient Funds Policy" on page 47 for the Funds' policy regarding checks or electronic transfers returned for insufficient funds.


-   The Funds reserve the right to reject any specific purchase request.
- Telephone orders will only be accepted via electronic funds transfer from the Automated Clearing House (ACH), corporate accounts and broker-dealers who have been previously approved by the Funds.
- If a purchase is made by check, and a redemption is requested shortly there-after, payment may be delayed for up to seven business days to ensure that the check has cleared.
- Shares should be purchased by wire if you intend to redeem them shortly after purchase. For more information contact a Shareholder Services Representative at 1 (800) 551-1700.


- Keep in mind that redeeming shares held less than two months will trigger the redemption fee. For more information see "Redemption Fee" on page 42.


- Selling or exchanging shares is considered a taxable event by the Internal Revenue Service. When you make these transactions you could realize a taxable capital gain or loss. You may want to consult your tax or other financial advisor for information about possible tax consequences prior to making one of these transactions. When you hold mutual fund shares

                                                              Prospectus 37 ....

    any dividends or distributions you receive are taxable. Please see "Taxes" on page 48 for more information about the taxation of dividends and distributions.

                                   IMPORTANT!

THE FUNDS ARE REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF DIVIDEND PAYMENTS, CAPITAL GAIN DISTRIBUTIONS AND REDEMPTION PROCEEDS FOR ANY ACCOUNT ON WHICH THE OWNER PROVIDES AN INCORRECT TAXPAYER IDENTIFICATION NUMBER. APPLICATIONS WITHOUT A TAXPAYER IDENTIFICATION NUMBER WILL NOT BE ACCEPTED AND WILL BE RETURNED ALONG WITH THE PURCHASE CHECK.

TO PURCHASE ADDITIONAL SHARES BY MAIL

    Send your remittance to one of the addresses listed previously. Include the detachable form from your most recent statement. If you do not have the form, include a note stating the name of the account and the account number.

TO PURCHASE SHARES ONLINE

  You can purchase shares online at our web site at www.wasatchfunds.com.
-   Online purchases must meet the minimum investment requirements.
-   You may add to existing accounts in amounts of $100 or more.
- To open a new account online, please download a current prospectus and read it carefully before you invest.
- Complete the appropriate online application and submit it electronically to Wasatch Funds.


- When the Transfer Agent receives your online application, the amount you would like to invest will be drawn from your bank. You will receive a reference number for your transaction when you submit your application.
- A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. (Also see "To Open a New Account" on page 35 and "How Fund Shares are Priced" on page 44.)
- The price of your shares will be determined the next time the Net Asset Value (NAV) is calculated after the Transfer Agent has received your request in good order.
- See "Returned Check/Insufficient Funds Policy" on page 47 for the Funds' policy regarding electronic transfers returned unpaid.


- Individual Retirement Accounts (IRAs) may not be opened online. However, you may make online purchases of additional shares for existing Wasatch Funds IRAs.


- Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.



TO PURCHASE SHARES BY BANK-WIRE

    You can purchase shares by wiring money from your bank account to your Wasatch Funds account.

Wiring Instructions:
    UMB Bank, n.a.
    A.B.A. Number 101000695
    For credit to Wasatch Funds
    Account Number 987-060-9800
    For further credit to:
    (shareholder account number)
    (name or account registration)
    (Social Security or Tax Identification
       Number)
    (identify which Fund to purchase)

    To establish a new account by bank-wire please contact a Shareholder Services Representative at 1 (800) 551-1700 for instructions.


 .... 38 Prospectus

AUTOMATIC INVESTMENT PLAN (AIP)
- You can choose to make automatic investments for as little as $50 monthly or $100 quarterly.
- Selecting this option when you open a new Fund account lowers the minimum initial investment to $1,000.
- You may elect to have your automatic investments made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
- You can begin investing automatically in an established Fund account by completing and returning an Automatic Investment Plan application, available from Wasatch Funds.
- It takes 15 business days after the receipt of your application for the plan to begin.
-   Send an unsigned, voided check or deposit slip along with your application.
-   Your financial institution must be a member of the Automated Clearing House.
- The bank or financial institution you designate can then begin debiting a preauthorized amount from your account on a specified date that will be used to purchase shares for your Fund account.
- No service fee is currently charged by the Funds for participating in the AIP.
- A $20 service fee will be imposed if your automatic investment withdrawal is returned unpaid for any reason.
- If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

WHO CAN PURCHASE SHARES IN THE MICRO CAP FUND



(Also see "To Purchase Shares" on page 37.)


-   The Micro Cap Fund closed to new investors on March 31, 2000.
- Micro Cap Fund shareholders as of the March 31, 2000 closing date and certain others may continue to add to their respective accounts through the reinvestment of dividends and cash distributions on any shares owned and through the purchase of additional shares.
- Micro Cap Fund shareholders as of March 31, 2000 may also open and add to Fund accounts that use the same Social Security Number as the accounts existing as of the closing date. (For example, accounts where the shareholder is the owner, a joint owner or a custodian for a minor child.)
- Financial planners whose clients beneficially own Micro Cap Fund accounts may continue to purchase Fund shares.
- Directors of the Funds and employees, affiliates and directors of Wasatch Advisors, Inc. may continue to open new accounts.


- The Micro Cap Fund may resume sales to new investors at some future date to take in additional assets that the Advisor believes will help maintain the Fund at an optimal size for investing in micro cap companies. To find out if the Fund is open, please call a Shareholder Services Representative at 1(800) 551-1700 or visit our web site at www.wasatchfunds.com.


- Participants in certain 401(k) plans may open new accounts and purchase Micro Cap Fund shares.

PURCHASING SHARES THROUGH OTHER INSTITUTIONS

- You may buy or sell shares of the Funds through an investment professional, including a broker who may charge you a transaction fee for this service.
- If you want to purchase shares through another institution or service provider, you should read their materials carefully for any fees that may apply.

                                                              Prospectus 39 ....

- Certain features offered by the Funds, such as minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
- Once you have established an account through an investment professional, any subsequent transactions for, or questions about, that account must be made through your investment professional.
- The Advisor or the Funds may enter into agreements with various brokerage or other firms pursuant to which such firms provide administrative services with respect to customers who are beneficial owners of shares of the Funds. The Advisor or the Funds may compensate such firms in amounts based on assets of customers invested in the Funds.

TO EXCHANGE SHARES

- Shares of any Wasatch Fund may be exchanged for shares of any other Wasatch Fund or the Northern U.S. Government Money Market Fund ("Money Market Fund") on any day the New York Stock Exchange (the "Exchange") is open for business.
- Exchanges for shares in closed Funds may only be made by shareholders with existing accounts in those Funds.
- You may open a new account or purchase additional shares by making an exchange from an existing Fund account.
- New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.
-  Additional exchanges may be made for $500 or more.


- Keep in mind that exchanging shares held less than two months will trigger the redemption fee. For more information see "Redemption Fee" on page 42.
- The price of shares being exchanged or purchased will be determined the next time the NAV is calculated after the Transfer Agent has received your exchange request in good order. For more information see "How Fund Shares are Priced" on page 44.


- Exchanges can be made by calling a Shareholder Services Representative at 1 (800) 551-1700 (if you have telephone privileges).
-  Exchanges can also be made online at our web site WWW.WASATCHFUNDS.COM.
- Accounts are automatically eligible for the telephone exchange option, unless you specify otherwise.

WRITTEN EXCHANGE REQUESTS


-  See "Instructions for Written Requests" on page 43.


TELEPHONE EXCHANGE REQUESTS

-  Call 1 (800) 551-1700 to exchange shares (if you have telephone privileges).
- Accounts are automatically eligible for the telephone exchange option, unless you specify otherwise.
-  The Funds do not accept exchange requests made via FAX.

ALL ACCOUNTS ARE AUTOMATICALLY ELIGIBLE FOR THE TELEPHONE EXCHANGE OPTION. IF YOUR ACCOUNT WAS OPENED PRIOR TO JANUARY 31,1997 AND YOU DID NOT SELECT THE TELEPHONE EXCHANGE OPTION AT THAT TIME, CALL 1 (800) 551-1700 FOR THE NECESSARY FORM AND INSTRUCTIONS.

- It may be difficult to reach the Funds during periods of unusual market activity. If you are unable to contact the Funds by telephone, you may also exchange shares by mail, overnight express delivery or online at our web site WWW.WASATCHFUNDS.COM.


 ....40 Prospectus

EXCHANGES BETWEEN WASATCH FUNDS AND THE NORTHERN U.S. GOVERNMENT MONEY MARKET
FUND

- You may exchange all or a portion of your investment from the Money Market Fund to Wasatch Funds, or from Wasatch Funds to the Money Market Fund.
- Before authorizing any investment in shares of the Money Market Fund you must obtain a copy of the Northern U.S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read it carefully before investing.
- Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus.


- There is a redemption fee for exchanging Wasatch Funds shares held less than two months. For more information see "Redemption Fee" on page 42.


- You may make automatic monthly investments in Wasatch Funds by redeeming shares from your Money Market Fund account.
- To utilize this option please call Wasatch Funds at 1 (800) 551-1700 for an application form.
-  There is no fee for this service.
- Only shareholders of existing Micro Cap Fund accounts may redeem Money Market Fund shares to purchase additional shares of the Micro Cap Fund.
- Any changes to the automatic exchange must be made 10 business days prior to the transaction.


- Exchange requests will be effective the day the Transfer Agent receives them in good order by 3:00 p.m. Central Time, or market close on days the Funds calculate the NAV, unless it is a bank holiday. Requests made on bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. For more information see "How Fund Shares are Priced" on page 44.


- You will begin accruing income from the Money Market Fund the day following the exchange.
- Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of an exchange.

OTHER INFORMATION ABOUT EXCHANGES

- You may make four exchanges out of each Fund during a calendar year (excluding automatic monthly exchanges).
- Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.
- Shareholders will be notified at least 60 days in advance of any changes in limitations and may obtain the terms of the limitations by writing to:
   Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172.
- Exchanging shares is considered a taxable event by the Internal Revenue Service. You could realize a taxable capital gain or loss when you exchange shares. You may want to consult a tax or other financial advisor before deciding to make an exchange.
- Additional documentation and signature guarantees may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Contact Wasatch Funds for more information.

TO REDEEM SHARES

-  You may request that the Funds redeem all or a portion of your shares.


- The share price of your transaction will be determined the next time the NAV is calculated after the Transfer Agent has received your request in good order. For more information see

                                                               Prospectus 41....

  "How Fund Shares are Priced" on page 44.


-  Redemption requests should be sent to:

   WASATCH FUNDS
   P.O. BOX 2172
   MILWAUKEE, WI 53201-2172

- Redemption requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the Transfer Agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the Transfer Agent.
- If shares are held in certificate form you must return the certificates be-fore or with your redemption request.
- Additional documentation and signature guarantees may be required for redemption requests from corporations, executors, administrators, trustees and guardians. Please call Wasatch Funds at 1 (800) 551-1700 for additional information.
- If the account is worth less than the amount requested, the entire value of the account will be redeemed.
- Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of a redemption.
-  The Funds reserve the right to redeem in kind.
- Redeeming shares is considered a taxable event by the Internal Revenue Service. When you redeem shares you could realize a taxable capital gain or loss. You may want to consult your tax or other financial advisor prior to redeeming shares.

REDEMPTION FEE


- Wasatch Funds will deduct a fee of 2.00% from redemption proceeds on shares of the Micro Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds purchased after March 15, 2001 and held less than two months. The redemption fee applies to Global Technology Fund shares purchased after December 18, 2000 and held less than two months.


- The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading.
- If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.
- The redemption fee does not apply to shares that were acquired through reinvestment of distributions.
-  401(k) plans are exempt from the redemption fee.

WRITTEN REDEMPTION REQUESTS


-  See "Instructions for Written Requests" on page 43.
- A signature guarantee is required for redemptions over $50,000. See "How to Obtain a Signature Guarantee" on page 44.


TELEPHONE REDEMPTION REQUESTS

- You may redeem shares in your account in amounts of $500 up to $50,000, by calling 1 (800) 551-1700 (if you have telephone privileges).
- Accounts are automatically eligible for the telephone redemption option, unless you specify otherwise.
- Redemption requests for over $50,000 must be made in writing. (A signature guarantee is required.)
-  The Funds do not accept redemption requests made via FAX.
- Reaching the Funds by telephone during periods of unusual market activity may be difficult. If this is the case, you may redeem shares by mail, overnight express delivery or online.


 ....42 Prospectus

ONLINE REDEMPTION REQUESTS

- You may redeem shares in your Wasatch Funds account(s) in amounts of $500 up to $50,000 online at WWW.WASATCHFUNDS.COM.

SYSTEMATIC WITHDRAWAL PLAN

- You may arrange to make monthly, quarterly or annual redemptions of $50 or more.
- Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
- You may choose either the 5th or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.
- A Systematic Withdrawal Plan application is available from the Funds by calling 1(800) 551-1700.
- Any changes made to your distribution information must be made in writing and signed by each account holder.
-  There is no charge to shareholders for using this plan.
- You may terminate the Systematic Withdrawal Plan at any time without charge or penalty.
- The Funds may terminate or modify the plan after 60 days' written notice to shareholders.
- Changes in banking information require a signature guaranteed letter of instruction.

PLEASE NOTE!

   Systematic redemptions, like any sale of shares, may result in a capital gain or loss for federal income tax purposes. Purchases of additional shares concur-rent with withdrawals may have adverse tax consequences for shareholders. Your account may be depleted if the amount withdrawn under the plan exceeds the dividends credited to your account.

PAYMENT OF REDEMPTION PROCEEDS

- Payment will be mailed within seven days after the Transfer Agent receives your request in good order.
- Redemption proceeds can be sent by wire or electronic funds transfer to your preauthorized bank account.
- There is a $7.50 fee for wire redemptions which will be deducted from your proceeds.


- Wasatch Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held less than two months. 401(k) plans are exempt from the redemption fee. For more information see "Redemption Fee" on page 42.


- Payment may be delayed for up to seven business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared.

SUSPENSION OF REDEMPTIONS

- The right to redeem Fund shares will be suspended for any period during which the Exchange is closed because of financial conditions or any other extraordinary reason.
- The right to redeem may be suspended for any period during which (a) trading on the Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission (SEC), (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by the rules and regulations of the SEC, exists making it impracticable for the Funds to dispose of portfolio securities or fairly determine the Net Asset Value.

INSTRUCTIONS FOR WRITTEN REQUESTS

-  You can redeem or exchange shares by writing to Wasatch Funds.
-  Your request should be sent to:

   WASATCH FUNDS
   P.O. BOX 2172
   MILWAUKEE,WI 53201-2172



                                                               Prospectus 43....

- Please include:
     Your name
     The Fund(s) name
     Your account number(s)
     The dollar amount or number of
     shares to be redeemed or exchanged
     Your daytime telephone number
     Signature(s) of all registered
     account owners. Be sure to sign
     your request exactly as your
     account is registered.
     Signature guarantee, if required.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

- INDIVIDUAL OR JOINT OWNER. Written instructions must be signed by each shareholder exactly as the names appear on the account registration.
- GIFT TO MINOR. Written instructions must be signed by the Custodian exactly as the name appears on the account registration.
- CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY. Written instructions must be signed by the person(s) authorized to act on the account. Additional documentation may be required. Call 1(800) 551-1700 for information.
- INDIVIDUAL RETIREMENT ACCOUNTS. Written instructions must be signed by the account owner. Please see the Wasatch Funds IRA Information Kit for more detailed information, or call a Shareholder Services Representative at 1
   (800) 551-1700.

SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.

   Signature guarantees are required by Wasatch Funds in the following cases:

-  To change your designated bank account or bank address.
-  To request a redemption in excess of $50,000 (must be made in writing).
- To request a wire transfer of redemption proceeds to a person other than the registered shareholder(s).
- Requests for redemption proceeds to be mailed to an address other than the address of record.
- Certain transactions on accounts involving executors, administrators, trustees or guardians.
-  Redemptions made within 30 days of an address change.
-  To change the registered account holders.
-  To add telephone privileges.

   THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION ABOUT SIGNATURE GUARANTEES, PLEASE CALL 1 (800) 551-1700.

HOW TO OBTAIN A SIGNATURE GUARANTEE

   You may obtain a signature guarantee from a commercial bank or trust company in the United States, a brokerage firm that is a member of the National Association of Securities Dealers, Inc. or an eligible guarantor institution such as a credit union or savings association. Call your financial institution to see if they have the ability to guarantee a signature.

   A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

HOW FUND SHARES ARE PRICED

- The Funds' share prices change daily, so the price of your shares will be determined the next time the NAV is calculated after the Transfer Agent receives your request in good order.
- A Fund's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less



44 Prospectus....

   the liabilities charged to that Fund, by the number of the Fund's shares outstanding.
- The NAV is calculated each day the Exchange is open for trading. The NAV is determined as of the close of trading (generally 3:00 p.m. Central Time) or, if different, the close of the Exchange.
- Shares of the Funds will not be priced on holidays the Exchange observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,Thanksgiving Day and Christmas Day.
- Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market.
- Securities for which there were no transactions are valued at the closing bid price.
- The Funds may hold portfolio securities that trade on weekends or other days when the Funds do not price their shares. Therefore, the value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem shares.
- Debt securities (other than shortterm instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor.
- Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.
- Restricted securities, private placements and other illiquid securities for which market value quotations are not readily available are valued at fair market value as determined by a designated Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Procedures.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

WASATCH FUNDS AUTOMATED TELERESPONSE SERVICE

-  Call 1 (800) 551-1700 and follow the instructions.
-  Available 24 hours a day.

ONLINE TRANSACTIONS

   The following transactions can be made online at Wasatch Funds' web site at WWW.WASATCHFUNDS.COM, by filling out the appropriate online form and submitting it electronically to Wasatch Funds:


- Add to your existing account in amounts of $100 or more. (Also see "To Purchase Shares Online" on page 38.)
- Exchange shares from one Wasatch Funds account into another in amounts of $500 or more. Exchange shares to open a new account. (Also see "To Exchange Shares" on page 40.)
- Redeem shares in your Wasatch Funds account(s) in amounts of $500 up to $50,000. (Also see "To Redeem Shares" on page 41.)
   The following accounts may be opened online and are eligible for online transactions: individual, joint and Uniform Gift to Minor (UGMA) or Uniform Transfer to Minor (UTMA).
- When the Transfer Agent receives your new account application electronically, the amount you would like to invest will be drawn from your bank. You will receive a reference number for your transaction when you submit your application. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. (Also see "To Open a New Account" on page 35



                                                               Prospectus 45....

   and "How Fund Shares are Priced" on page 44.)


- Individual Retirement Accounts (IRAs) may not be opened online. However, you may make online purchases of additional shares for existing Wasatch Funds IRAs.
- Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

SHAREHOLDER REPORTS

   Reports are mailed twice a year. You may elect to receive annual and semiannual reports and prospectuses via e-mail by filling out the online consent form on Wasatch Funds' web site at www.wasatchfunds.com.

   Annual reports are dated September 30th, which is the close of the Funds' fiscal year. The annual report contains important information about the Funds, including portfolio holdings and audited financial statements. Semi-annual reports are dated March 31st and help keep shareholders up-to-date on the Funds' performance and portfolio holdings. Financial statements in the semi-annual report are unaudited.

   To reduce the volume of mail received by shareholders, as well as Fund expenses, only one copy of most financial reports will be mailed to accounts listed under the same Social Security Number. Additional copies of shareholder reports are available by calling the Funds at 1 (800) 551-1700 or you may download them from our web site at www.wasatchfunds.com.

ACCOUNT STATEMENTS

   Account statements will be mailed quarterly. You may elect to receive quarterly statements via e-mail by filling out the online consent form on the Funds' web site at www.wasatchfunds.com. Wasatch Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the Automatic Investment Plan, you will receive confirmation of your purchases quarterly. Information regarding the tax status of income dividends and capital gain distributions will be mailed to shareholders on or before January 31st. Account tax information will also be sent to the Internal Revenue Service.

SHARE CERTIFICATES

   The Funds stopped issuing share certificates on February 1,1996. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Funds. You will receive a statement showing the details of each transaction.

INVOLUNTARY REDEMPTION

   The Funds reserve the right to redeem the shares held in any account if the Net Asset Value of the shares falls below $500 unless the account is an Automatic Investment Plan. Your account will not be closed if the drop is due to share price fluctuations.

   Shareholders will be given at least 60 days' written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

TELEPHONE TRANSACTIONS

   You may initiate transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions providing reasonable procedures to prevent fraudulent transactions have been followed.


   The Funds and their agents have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include requesting verification of various



 ....46 Prospectus
pieces of personal information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations. Other procedures may be implemented from time to time.


   During periods of substantial economic or market change, it may be difficult to contact the Funds by telephone. If you are unable to contact the Funds by telephone, please consider sending written instructions.

TEMPORARY SUSPENSION OF SERVICES

   The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

RETURNED CHECK/INSUFFICIENT FUNDS POLICY

   The Funds reserve the right to cancel a purchase if a check or electronic transfer does not clear your bank. The Funds will charge your account a $20 service fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, the Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.

REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. Legal documentation and a signature guarantee are required. For more information, call 1 (800) 551-1700.

ADDRESS CHANGES

   To change the address on your account, call 1 (800) 551-1700, visit our web site at www.wasatchfunds.com or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a signature guarantee is provided.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

   In addition to any increase in the value of shares which a Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS

   Dividends from stocks and interest earned from other investments are the Funds' main sources of ordinary income. Substantially all of the Funds' income, less expenses, is distributed at least annually as dividends to shareholders.

CAPITAL GAINS

   When the Funds sell portfolio securities they may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

   Dividends and capital gain distributions from a Fund are automatically applied to purchase additional shares of the Fund at the Net Asset Value per share on the payable date unless you have made a request in writing to the Transfer Agent that payment be made in cash. This option may be changed at any time by written request to the Transfer Agent. The election is effective for distributions with a record date on or after the date the Transfer Agent receives notice of the election.

                                                               Prospectus 47....

TAXES

   Dividends paid from the Funds' net investment income and net short term capital gains will be taxable as ordinary income, whether paid in cash or in additional shares.

   Distributions paid from the Funds' long term capital gains and designated as capital gain distributions generally are taxable as long term capital gains, regardless of the length of time you held your shares. The Equity Funds expect that, as a result of their objectives and strategies, distributions will consist primarily of capital gains.

   Dividends or capital gain distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share Net Asset Value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

   Gain or loss upon the sale of shares of the Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short term and is taxed at the same rates as ordinary income.

   The Funds are required to withhold and remit to the U.S. Treasury 31% of dividend payments, capital gain distributions, and redemption proceeds for any account for which withholding is required.


   The following information is particularly important for investors in the Global Technology Fund which may invest a significant portion of its assets in foreign countries. To the extent the Funds invest in foreign securities, they may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.


WHEN YOU WILL RECEIVE TAX INFORMATION

   After the end of each calendar year, you will be sent information on redemptions, dividends and long term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long term capital gains.


 ....48 Prospectus

FINANCIAL HIGHLIGHTS


   The Financial Highlights tables beginning on page 50, are intended to help you understand the financial performance of each Wasatch Fund for the past five years or since inception if a Fund has been in operation less than five years.

   This information has been audited by the firm of Arthur Andersen LLP, independent public accountants, whose report, along with the Funds' financial statements, are included in the annual report which is available upon request.

   There are no Financial Highlights for the Wasatch Global Technology Fund because the Fund was not in operation at September 30, 2000.


   For a copy of Wasatch Funds' current Annual Report, please call 1 (800) 551-1700, download it from our web site at www.wasatchfunds.com or write to Wasatch Funds at P.O. Box 2172, Milwaukee, WI 53201-2172.

FINANCIAL HIGHLIGHTS GUIDE


   This section is designed to help you better understand the information presented in the Financial Highlights tables which begin on page 50. The tables contain important historical operating information that you may find useful in making investment decisions or understanding your investment's performance.


   Net Asset Value (NAV) is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights tables is the change in value of a Fund's shares over the fiscal period, but not its total return.

   NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and interest income earned (lost) on securities held by a Fund, less the Fund's expenses.

   NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Fund holds and has sold during the reporting period. Gains (losses) are realized when securities are sold. Gains (losses) are unrealized when securities increase or decrease in value but are not sold.

   DIVIDENDS FROM NET INVESTMENT INCOME is the per share amount that a Fund paid from net investment income.

   DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

   TOTAL RETURN represents the rate you would have earned (lost) on an investment in a Fund. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the payable day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.

   RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements.

   RATIO TO AVERAGE NET ASSETS OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements.

   PORTFOLIO TURNOVER RATE is a measure of the annual amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities held by any Fund with a maturity date of less than 12 months.

                                                               Prospectus 49....

MICRO CAP FUND--FINANCIAL HIGHLIGHTS
Year ended September 30


                                        2000           1999           1998           1997          1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                           $   4.41       $   3.59       $   4.29       $   3.15       $  2.72

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)             (0.09)         (0.09)         (0.10)         (0.04)        (0.03)
Net realized and unrealized
  gains (losses) on securities            2.63           1.27          (0.27)          1.36          0.46
                                      --------       --------       --------       --------       -------
TOTAL FROM INVESTMENT
  OPERATIONS                              2.54           1.18          (0.37)          1.32          0.43

LESS DISTRIBUTIONS:
Distributions from
  capital gains                          (0.42)         (0.36)         (0.33)         (0.18)           --
                                      --------       --------       --------       --------       -------
TOTAL DISTRIBUTIONS                      (0.42)         (0.36)         (0.33)         (0.18)           --
                                      --------       --------       --------       --------       -------

NET ASSET VALUE,
  END OF PERIOD                       $   6.53       $   4.41       $   3.59       $   4.29       $  3.15
                                      ========       ========       ========       ========       =======

Total return                             63.88%         37.73%         (8.75)%        44.58%        15.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                      $244,444       $144,875       $117,533       $157,907       $94,004
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                    2.38%          2.46%          2.50%          2.50%         2.50%
  Expenses, before waivers
    and reimbursements                    2.38%          2.46%          2.51%          2.58%         2.67%
  Net investment income
    (loss), net of waivers
    and reimbursements                   (1.76)%        (2.22)%        (2.28)%        (1.64)%       (1.53)%
  Net investment income
    (loss), before waivers
    and reimbursements                   (1.76)%        (2.22)%        (2.29)%        (1.72)%       (1.70)%
Portfolio turnover rate                     69%            57%            81%            99%           84%

 ....50 Prospectus

SMALL CAP GROWTH FUND--FINANCIAL HIGHLIGHTS
Year ended September 30


                                           2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                             $  26.01       $  20.79       $  29.73       $  24.17       $  25.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)               (0.23)         (0.20)         (0.17)         (0.12)         (0.18)
Net realized and unrealized
  gains (losses) on securities             11.82           8.49          (5.08)          6.90          (0.11)
                                        --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS                               11.59           8.29          (5.25)          6.78          (0.29)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                            (2.71)         (3.07)         (3.69)         (1.22)         (0.54)
                                        --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                        (2.71)         (3.07)         (3.69)         (1.22)         (0.54)
                                        --------       --------       --------       --------       --------

NET ASSET VALUE,
  END OF PERIOD                         $  34.89       $  26.01       $  20.79       $  29.73       $  24.17
                                        ========       ========       ========       ========       ========

TOTAL RETURN                               49.63%         48.96%        (19.13)%        29.45%         (1.09)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                        $237,812       $145,915       $123,723       $188,965       $253,319
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                      1.38%          1.44%          1.48%          1.50%          1.50%
  Expenses, before waivers
    and reimbursements                      1.38%          1.44%          1.48%          1.54%          1.50%
  Net investment income
    (loss), net of waivers
    and reimbursements                     (0.84)%        (0.79)%        (0.60)%        (0.39)%        (0.65)%
  Net investment income
    (loss), before waivers
    and reimbursements                     (0.84)%        (0.79)%        (0.60)%        (0.43)%        (0.65)%
Portfolio turnover rate                       72%            46%            56%            48%            73%

                                                               Prospectus 51....

CORE GROWTH FUND--FINANCIAL HIGHLIGHTS
Year ended September 30


                                           2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                             $  20.62       $  17.00       $  22.34       $  17.57       $  15.97

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)               (0.18)         (0.21)         (0.09)          0.08           0.07
Net realized and unrealized
  gains (losses) on securities              8.12           4.55          (3.60)          6.07           1.87
                                        --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS                                7.94           4.34          (3.69)          6.15           1.94

LESS DISTRIBUTIONS:
Dividends from
  net investment income                       --             --          (0.03)         (0.07)         (0.05)
Distributions from
  capital gains                            (0.48)         (0.72)         (1.62)         (1.31)         (0.29)
                                        --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS                        (0.48)         (0.72)         (1.65)         (1.38)         (0.34)
                                        --------       --------       --------       --------       --------

NET ASSET VALUE,
  END OF PERIOD                         $  28.08       $  20.62       $  17.00       $  22.34       $  17.57
                                        ========       ========       ========       ========       ========

TOTAL RETURN                               39.50%         27.28%        (17.49)%        37.58%         12.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                        $290,705       $173,118       $153,148       $135,437       $104,237
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                      1.38%          1.44%          1.44%          1.50%          1.50%
  Expenses, before waivers
    and reimbursements                      1.38%          1.44%          1.44%          1.50%          1.51%
  Net investment income
    (loss), net of waivers
    and reimbursements                     (0.86)%        (1.07)%        (0.50)%         0.44%          0.40%
  Net investment income
    (loss), before waivers
    and reimbursements                     (0.86)%        (1.07)%        (0.50)%         0.44%          0.39%
Portfolio turnover rate                       75%            79%            63%            81%            62%

 ....52 Prospectus

SMALL CAP VALUE FUND--FINANCIAL HIGHLIGHTS
Year ended September 30


                                           2000             1999          1998(1)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                              $  2.43          $  1.80        $  2.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)               (0.02)           (0.04)         (0.01)
Net realized and unrealized
  gains (losses) on securities              1.19             0.67          (0.19)
                                         -------          -------        -------
TOTAL FROM INVESTMENT
  OPERATIONS                                1.17             0.63          (0.20)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                            (0.09)              --             --
                                                                         -------
TOTAL DISTRIBUTIONS                        (0.09)              --             --
                                                                         -------

NET ASSET VALUE,
  END OF PERIOD                          $  3.51          $  2.43        $  1.80
                                         =======          =======        =======

TOTAL RETURN                               49.94%           35.00%        (10.00)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                         $46,470          $16,770        $14,306
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                      1.95%            1.95%          1.95%(3)
  Expenses, before waivers
    and reimbursements                      2.09%            2.18%          2.52%(3)
  Net investment income
    (loss), net of waivers
    and reimbursements                     (1.02)%          (1.54)%        (1.02)%(3)
  Net investment income
    (loss), before waivers
    and reimbursements                     (1.16)%          (1.77)%        (1.59)%(3)
Portfolio turnover rate                       67%             106%           114%

(1)Inception date of the Fund was December 17, 1997.
(2)Not annualized for periods less than a year.
(3)Annualized.

                                                               Prospectus 53....

ULTRA GROWTH FUND--FINANCIAL HIGHLIGHTS
Year ended September 30


                                          2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                             $ 20.02        $ 15.10        $ 21.85        $ 17.95        $  18.61

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)              (0.25)         (0.34)         (0.31)         (0.35)          (0.26)
Net realized and unrealized
  gains (losses) on securities             8.87           6.00          (4.44)          4.25           (0.21)
                                        -------        -------        -------        -------        --------
TOTAL FROM INVESTMENT
  OPERATIONS                               8.62           5.66          (4.75)          3.90           (0.47)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                           (1.47)         (0.74)         (2.00)            --           (0.19)
                                        -------        -------        -------        -------        --------
TOTAL DISTRIBUTIONS                       (1.47)         (0.74)         (2.00)            --           (0.19)
                                        -------        -------        -------        -------        --------

NET ASSET VALUE,
  END OF PERIOD                         $ 27.17        $ 20.02        $ 15.10        $ 21.85        $  17.95
                                        =======        =======        =======        =======        ========

TOTAL RETURN                              46.66%         39.86%        (22.07)%        21.75%          (2.54)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                        $56,282        $41,205        $43,553        $77,243        $128,490
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                     1.75%          1.75%          1.75%          1.75%           1.75%
  Expenses, before waivers
    and reimbursements                     1.82%          1.78%          1.90%          1.89%           1.81%
  Net investment income
    (loss), net of waivers
    and reimbursements                    (1.19)%        (1.49)%        (1.54)%        (1.48)%         (1.27)%
  Net investment income
    (loss), before waivers
    and reimbursements                    (1.26)%        (1.52)%        (1.69)%        (1.62)%         (1.33)%
Portfolio turnover rate                     135%            77%            91%           103%            121%

 ....54 Prospectus

U.S. TREASURY FUND--FINANCIAL HIGHLIGHTS
Year ended September 30


                                          2000           1999           1998           1997          1996
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                             $ 11.68        $ 13.42        $ 11.32        $ 10.21        $10.50

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                      0.66           0.61           0.27           0.61          0.44
Net realized and unrealized
  gains (losses) on securities             0.39          (2.01)          2.39           0.73          0.01
                                        -------        -------        -------        -------        ------
TOTAL FROM INVESTMENT
  OPERATIONS                               1.05          (1.40)          2.66           1.34          0.45

LESS DISTRIBUTIONS:
Dividends from
  net investment income                   (0.73)         (0.28)         (0.56)         (0.23)        (0.74)
Distributions from
  capital gains                              --          (0.06)            --             --            --
                                        -------        -------        -------        -------        ------
TOTAL DISTRIBUTIONS                       (0.73)         (0.34)         (0.56)         (0.23)        (0.74)
                                        -------        -------        -------        -------        ------

NET ASSET VALUE,
  END OF PERIOD                         $ 12.00        $ 11.68        $ 13.42        $ 11.32        $10.21
                                        =======        =======        =======        =======        ======

TOTAL RETURN                               9.84%        (10.65)%        24.30%         13.23%         4.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                        $58,198        $76,999        $67,856        $11,205        $7,427
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                     0.75%          0.75%          0.75%          0.75%         0.93%
  Expenses, before waivers
    and reimbursements                     0.97%          0.95%          0.95%          1.22%         1.67%
  Net investment income,
    net of waivers and
    reimbursements                         5.35%          4.96%          5.06%          5.97%         5.21%
  Net investment income,
    before waivers and
    reimbursements                         5.13%          4.76%          4.86%          5.50%         4.47%
Portfolio turnover rate                      16%            39%             5%            19%           30%

                                                               Prospectus 55....

GUIDE TO UNDERSTANDING FUND PERFORMANCE

   As a mutual fund investor you will frequently see terms that are used to describe fund performance. In addition, many discussions are based on comparisons of one fund's performance to that of other mutual funds or recognized stock or bond market indexes. These discussions may appear in reports to shareholders, newsletters, advertisements and media articles. This section is designed to help you understand common terms and familiarize you with indexes that may be used to compare the Funds' performance.

   PERFORMANCE QUOTATIONS REPRESENT A FUND'S PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


   CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The "Financial Highlights" tables beginning on page 50 show total return for single fiscal periods. Cumulative total return is generally quoted for more than one year (usually the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment and assumes reinvestment of all dividends and distributions.


   AVERAGE ANNUAL TOTAL RETURN reflects the average annual percentage change in the value of an investment in a Fund over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

   YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

   Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.


   DOW JONES INDUSTRIAL AVERAGE ("THE DOW") is probably the most well known index. The Dow was developed in 1884 and is the oldest market index in the United States. Currently, the Dow contains 30 stocks that in the opinion of Dow Jones' Wall Street Journal editors, are the giants of Wall Street. When the Dow goes up, conventional wisdom suggests that investors are seeking the certainty associated with large, well-established companies, especially those that pay dividends. Typically, therefore, the more large, dividend-paying stocks a fund owns, the better it will perform when the Dow rises. The stocks of small and mid-size companies may perform differently than the Dow.

   LEHMAN BROTHERS AGGREGATE INDEX covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million


 ....56 Prospectus
par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. This is the benchmark for the Wasatch-Hoisington U.S. Treasury Fund.

   NASDAQ COMPOSITE INDEX keeps tabs on the stocks of 3,500 or so small and mid-size companies that trade only on the computerized over-the-counter (OTC) system. Due to their number and size, technology stocks tend to dominate the direction of the Index. Funds that invest heavily in technology stocks often reflect the performance of the Nasdaq.

   PSE TECHNOLOGY INDEX. The PSE Technology 100 is a price-weighted, broad-based index comprised of 100 listed and over-the-counter stocks from 15 industries (including computer hardware and software development, semi-conductors, networking, communications, and data storage and processing). The PSE is a leading market indicator used by mutual fund rating services, analysts, asset managers and private investors to gauge the performance of the technology sector of the U.S. equity market.

   RUSSELL 2000 INDEX represents the smallest two-thirds of the largest 3,000 publicly traded companies domiciled in the United States. This Index is a popular measure of the performance of small company stocks. This is the benchmark for the Wasatch Micro Cap, Wasatch Small Cap Growth, Wasatch Core Growth and Wasatch Ultra Growth Funds.

   RUSSELL 2000 TECHNOLOGY INDEX is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

   RUSSELL 2000 VALUE INDEX is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. This is the benchmark for the Wasatch Small Cap Value Fund.

   S&P 500 INDEX. While the Dow is better known, many professionals consider the S&P 500 to be a more accurate measure of general stock market activity. The Index includes 500 of the nation's largest stocks from a broad variety of industries. It represents about 80% of the total market value of all stocks on the New York Stock Exchange. The performance of the S&P 500 is dominated by the fortunes of its largest stocks. Funds that invest heavily in the stocks of small and mid-size companies may not always have performance that is in line with the S&P 500.


GLOSSARY OF INVESTING TERMS

   This glossary provides definitions of terms as they pertain to investments made by the Funds. It also provides more detailed descriptions of some of the types of securities and other instruments in which the Funds may invest to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this prospectus or in the SAI.

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.



                                                               Prospectus 57....

   BUSINESS CYCLE is a term commonly used to describe fluctuations in total economic activity. It refers to the period of time it takes the economy to shift from a peak in business activity to a trough and back to a peak. (In other words, it refers to the start of a recession through recovery and expansion and back to recession.) The average post-war business cycle (measured from the end of one recession to the start of the next recession) has been about 48 months, ranging from 12 to 94 months. Interest rates generally follow this cycle, being at relatively high levels near the beginning of a recession and falling during the recession and the early part of the business recovery. Generally, interest rates begin to rise toward the end of a business expansion, again peaking near the start of the next recession.

   CERTIFICATES OF DEPOSIT are issued by a bank and usually pay interest. Maturities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 2 to 270 days and is issued by banks, corporations and other borrowers to investors with temporarily idle cash. The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

   COMMON STOCK represents units of ownership (shares) in a public corporation. Owners of shares of common stock usually have the right to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specified period of time. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. (Also see Investment Grade Debt Securities.)

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares.)


   DERIVATIVES are financial instruments whose value is based on another security. For example, an option is a derivative instrument because its value derives from an underlying stock, stock index or future.


   EARNINGS GROWTH is a measure of a company's profitability. Earnings per share is the portion of the company's profits allocated to each outstanding share of common stock. Over the long term, earnings growth is an important factor in stock price appreciation.

   EFFECTIVE DURATION estimates the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates.

   EURODOLLARS are U.S. currency held in banks outside the United States, mainly in Europe, and are commonly used for settling international transactions. Some securities are issued in Eurodollars--that is, with a promise to pay interest in dollars deposited in foreign bank accounts.

   FIXED INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long term government, corporate and muni-



 ....58 Prospectus
cipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   FORWARD CONTRACT is the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or cash price, with delivery and settlement at a specified future date. Because it is a completed contract--as opposed to an options contract, where the owner has the choice of completing or not completing--a forward contract can be a cover for the sale of a futures contract.

   FUTURES CONTRACT is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. The price is established between buyer and seller on the floor of a commodity exchange using the open outcry system. A futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it, unless the contract is sold to another before the settlement date, which may happen if a trader waits to take a profit or cut a loss. This contrasts with options trading, in which the option buyer may choose whether or not to exercise the option by the exercise date.

   HEDGE/HEDGING are techniques used to offset investment risk. Hedging strategies include using futures contracts, put and call options, forward contracts, currency hedging and short selling.

   ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.


   INVESTMENT GRADE DEBT SECURITIES are debt obligations rated within the four highest rating categories by Moody's Investors Service, Inc., Standard & Poor's Rating Service, or other nationally recognized rating agencies. They may also be unrated obligations that are comparable in quality to investment grade debt securities. Obligations rated in the lowest of the top four ratings, though considered investment grade, are deemed to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a lower rated security's weakened capacity to make principal and interest payments. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Such an event will be considered in determining whether the Fund should continue to hold the security. Securities are expected to be sold promptly if they become non-investment grade and exceed 5% of a Fund's net assets.


   LEVERAGING is the practice of borrowing to purchase securities. The Global Technology Fund may borrow from banks for this purpose.


   LIQUIDITY means that a particular stock has enough shares outstanding to allow large transactions without a substantial drop in price. Large company stocks typically have more liquidity than small company stocks.

   MARKET CAPITALIZATION is used to measure the size and value of a company. It is calculated by multiplying the number of a company's outstanding shares by the current market price of a share.

   MASTER DEMAND NOTES are demand instruments without a fixed maturity that bear interest at rates which are fixed to known lending rates and are automatically adjusted when such lending rates change.

                                                               Prospectus 59....

   MONEY MARKET INSTRUMENTS are short-term debt instruments such as negotiable certificates of deposit (CDs), Eurodollars, commercial paper, banker's acceptances, Treasury bills, and discount notes of the Federal Home Loan Bank, Federal National Mortgage Association, and Federal Farm Credit System, among others. These instruments have low risk and liquidity in common.


   OPTIONS. In general, an OPTION is the right to buy or sell a security at an agreed upon price. If the right is not exercised within a specified time period, the option expires and the buyer forfeits the premium paid for the right. There are two types of options commonly used by investors. A CALL OPTION gives a buyer the right to buy shares of an underlying security at a fixed price before a specified date. The option buyer pays the option seller a premium for this right. The option buyer speculates that the underlying securities will increase in value within the specified time period. If the securities decrease in value and the buyer allows the call option to expire, the buyer forfeits the premium. A PUT OPTION is the opposite of a call option. By paying a premium, a put option buyer acquires the right to sell a specified number of shares of an underlying security at a specified price within a specified time period. Put option buyers speculate that the price of the underlying security will fall. If the price of the security rises, the put option buyer allows the option to expire and forfeits the premium. Options traders can write covered options which means they own the underlying security, or more risky uncovered (naked) options which means they do not own the underlying security.


   PREFERRED STOCK generally pays dividends at a specified rate and takes precedence over common stock in the payment of dividends and in the event a company must liquidate its assets. Preferred stock generally does not carry voting rights.

   PRICE-TO-EARNINGS RATIO (P/E) is the price of a stock divided by its earnings per share. The P/E ratio may either use the reported earnings from the latest year (trailing P/E) or may use an analyst's forecast of next year's earnings (forward P/E). The price-to-earnings ratio, also known as the multiple, gives investors an idea of how much they are paying for a company's earning power. The higher the P/E, the more investors pay, and therefore the more earnings growth they expect.

   REPURCHASE AGREEMENTS involve the purchase of a security with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same security at a predetermined price or yield.


   SHORT SELLING involves the sale of a security not owned by the seller. It is an attempt to take advantage of an anticipated decline in the stock's price. Once a security is sold short, the seller has the obligation to replace the borrowed security. A profit results if the seller can replace the stock later at a lower price. The seller experiences a loss if the stock must be replaced at a higher price. To a limited extent, the Wasatch Global Technology Fund may engage in short sales of securities. For more information regarding the risks of short selling please see "Risks of Other Investment Strategies" on page 28 of the prospectus or refer to the SAI.

   SELLING SHORT AGAINST THE BOX is when the stock being sold short is actually owned rather than borrowed by the seller but is held in safekeeping (the box).

   U.S. GOVERNMENT SECURITIES include U.S. Treasury securities which are direct obligations of the U.S. government and are supported by its full faith and credit. U.S. government securities also include indirect obligations of the U.S. government such as securities issued by federal agencies and government-sponsored



 ....60 Prospectus
entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and others are supported only by the credit of the sponsoring agency.

   U.S. TREASURY SECURITIES are direct obligations of the United States Treasury such as bonds, notes and bills. Treasury bills are issued on a discount rate basis and generally have maturities of one year or less. Longer-dated Treasury securities such as notes and bonds are issued with interest paid semi-annually to holders. Notes are generally issued with maturities of 10 years down to one year. Bonds are generally issued with maturities of greater than 10 years. Currently, bonds are issued with maturities of about 30 years.


   U.S. TREASURY STRIPS, or zero coupon Treasury securities are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of U.S. Treasury Strips varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Strips can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of Strips are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Strips may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.


   WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.


                                                               Prospectus 61....

OTHER IMPORTANT INFORMATION

   The following documents contain important information about Wasatch Funds and are available free of charge.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

   The SAI supplements the information provided in this prospectus. It has been filed with the Securities and Exchange Commission (SEC). The SAI is legally part of this prospectus and is incorporated into it by reference.

ANNUAL/SEMI-ANNUAL REPORTS

   Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

   To request a free copy of the Funds' SAI or annual or semi-annual reports, or to obtain other information please call a Shareholder Services Representative at:

1 (800) 551-1700
Monday - Friday 7:00 a.m. to
7:00 p.m. Central Time

or you can write to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

   The SAI and other information is available from Wasatch Funds via e-mail or on our web site at WWW.WASATCHFUNDS.COM.


   You can go to the SEC's web site (http://www.sec.gov) to view reports and other information that Wasatch Funds has filed electronically with the SEC. Copies of this information may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Information about the Funds can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Call the Commission at (202) 942-8090 for information.

QUESTIONS ABOUT THIS PROSPECTUS

   If you have any questions about information contained in this prospectus please call a Shareholder Services Representative at 1 (800) 551-1700. They are available to assist you from 7:00 a.m. to 7:00 p.m. Central Time. You can also e-mail your questions or comments via the Wasatch Funds web site at WWW.WASATCHFUNDS.COM.


Investment Company Act File Number:
811-4920


 ....62 Prospectus

NOTES


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                               Prospectus 63....

                       STATEMENT OF ADDITIONAL INFORMATION


                               WASATCH FUNDS, INC.
                             150 Social Hall Avenue
                            Salt Lake City, UT 84111


                                January 31, 2001



WASATCH FUNDS, INC. ("Wasatch Funds" or the "Company") is an open-end management investment company issuing shares of Common Stock in seven separate series or "Funds," which are publicly offered and are described herein: Micro Cap Fund, Small Cap Growth Fund, Core Growth Fund, Small Cap Value Fund, Ultra Growth Fund, Global Technology Fund and Wasatch-Hoisington U.S. Treasury Fund.


This Statement of Additional Information is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 1 (800) 551-1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53202-2172. The Statement of Additional Information and the related Prospectus are both dated January 31, 2001. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2000 of Wasatch Funds, Inc. (File No. 811-4920) as filed with the Securities and Exchange Commission on November 15, 2000.*

         1.   Schedules of Investments as of September 30, 2000
         2.   Statements of Assets and Liabilities as of September 30, 2000
         3.   Statements of Operations for Year Ended September 30, 2000
         4. Statements of Changes in Net Assets for the Years Ended September 30, 2000 and 1999
         5.   Financial Highlights
         6.   Notes to Financial Statements
         7.   Report of Independent Public Accountants


* The Global Technology Fund commenced operations on December 18, 2000.


Shareholders may obtain a copy of the Annual Report, without charge, by calling 1 (800) 551-1700 or by downloading it from Wasatch Funds' web site at www.wasatchfunds.com.

TABLE OF CONTENTS


General Information and History.....................................      3
Investment Objectives and Strategies................................      3
Strategies and Risks................................................      5
Description of Corporate Bond Ratings...............................      8
Fund Restrictions and Policies......................................     13
Management of the Company...........................................     15
Control Persons and Principal Holders of Securities.................     17
Investment Advisory and Other Services..............................     18
Brokerage Allocation and Other Practices............................     20
Capital Stock and Other Securities..................................     22
Purchase, Redemption and Pricing of Securities Being Offered........     23
Tax Status..........................................................     24
Calculation of Performance Data.....................................     25
Financial Statements................................................     26

GENERAL INFORMATION AND HISTORY

Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota Corporation in January 1998. The Small Cap Growth Fund, Core Growth Fund and Wasatch-Hoisington U.S. Treasury Fund commenced operations on December 6, 1986, the Ultra Growth Fund on August 16, 1992, the Micro Cap Fund on June 19, 1995, the Small Cap Value Fund on December 17, 1997 and the Global Technology Fund on December 18, 2000.


INVESTMENT OBJECTIVES AND STRATEGIES


Wasatch Funds is an open-end management investment company currently offering seven separate Funds which are described herein. The Micro Cap Fund, Small Cap Growth Fund, Core Growth Fund, Small Cap Value Fund, Global Technology Fund and Ultra Growth Fund (individually an "Equity Fund" and collectively the "Equity Funds") are each non-diversified funds. The Wasatch-Hoisington U.S. Treasury Fund is a diversified fund.

While the Equity Funds are "non-diversified," which means that they are permitted to invest their assets in a more limited number of issuers than other investment companies, the Equity Funds intend to diversify their assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To so qualify (i) not more than 25% of the total value of the Equity Funds' assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Equity Funds, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Equity Funds' assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Equity Funds may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).


WASATCH MICRO CAP FUND. The Micro Cap Fund is currently closed to new investors effective March 31, 2000. Due to market conditions or cash outflows, the Fund may reopen from time to time to take in additional assets that the Advisor believes will help maintain the Fund at an optimal size for investing in micro cap companies. To find out if the Fund is open, please call a Shareholder Services Representative at 1 (800) 551-1700. The Micro Cap Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective, the Fund will normally invest at least 65% of its total assets in the common stock of companies with market capitalizations of less than $500 million at the time of initial purchase. Its strategy is to invest in the smallest companies that the Advisor believes possess superior growth potential, and are reasonably priced relative to the Advisor's projection of the company's five year earnings growth rate. The Fund targets two types of investments, core and high growth companies. The Advisor believes core companies are stable and have the potential for consistent growth and the ability to sustain growth over the long term. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; and the ability to capitalize on favorable long term trends. The Advisor believes high growth companies have the potential for rapid stock price appreciation that can enhance the Fund's returns. Investments in high growth companies are inherently more risky than investments in core companies and their stock prices are more volatile, but the Advisor believes the potential rewards are greater. Characteristics the Advisor looks for in high growth companies may include: the potential to grow faster and more aggressively than core companies; market leadership or the potential to become a market leader; proprietary products; and sound financial controls. Characteristics the Advisor looks for in core and high growth companies may include: experienced top management with a substantial stake in the company's future; high return on capital; and low use of debt. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investment in micro cap stocks.


WASATCH SMALL CAP GROWTH FUND. The Small Cap Growth Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective, the Fund will normally invest at least 65% of its total assets in the common stock of companies with market capitalizations of less than $1.5 billion at the time of initial purchase. Its strategy is to invest in companies that the Advisor believes possess superior growth potential, and are rationally priced relative to the Advisor's projection of the company's five year earnings growth rate. The Fund targets two types of investments, core and high growth companies. The Advisor believes core companies are stable and have the potential for consistent growth and the ability to sustain growth over the long term. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; and the ability to capitalize on favorable long term trends. The Advisor believes high growth companies have the potential for rapid stock price appreciation that can enhance the Fund's returns. Investments in high growth companies are inherently more risky than investments in core companies and their stock prices are more volatile, but the Advisor believes the potential rewards are greater. Characteristics the Advisor looks for in high growth companies may include: the potential to grow faster and more aggressively than core companies; market leadership or the potential to become a market leader; proprietary products; and sound financial controls. Characteristics the Advisor looks for in core and high growth companies may include: experienced top management with a substantial stake in the company's future; high return on capital; and low use of debt. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

WASATCH CORE GROWTH FUND. The Core Growth Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective, the Fund will normally invest at least 65% of its total assets in the common stock of growing companies. Its strategy is to invest in core companies that the Advisor considers to be high quality, stable and well-established with the potential to grow steadily for long periods of time. The Fund will typically invest in small and mid-size companies with market capitalizations of less than $5 billion at the time of initial purchase. The Fund will strive to purchase stocks at prices the Advisor believes are reasonable relative to the Advisor's projection of a company's five year earnings growth rate. Characteristics the Advisor looks for in core companies may include: the potential to grow steadily at a faster rate than that of an average large company; a sustainable competitive advantage; the ability to capitalize on favorable long term trends; experienced top management with a substantial stake in the company's future; high return on capital; and low use of debt. The Core Growth Fund is the most conservative Equity Fund offered by Wasatch Funds. The Advisor seeks to limit volatility by investing in companies that are believed to be stable and have the potential for consistent long term growth. Nevertheless, the Fund will experience volatility and is best suited for long term investors.

WASATCH SMALL CAP VALUE FUND. The Small Cap Value Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund will normally invest at least 65% of its total assets in the common stock of companies with market capitalizations of less than $1.5 billion at the time of initial purchase. Its strategy is to invest in companies whose stocks the Advisor believes are temporarily undervalued but have significant potential for appreciation. Characteristics the Advisor looks for in value investments may include: low stock valuations in the form of a low price-to-earnings ratio; low market capitalization-to-revenue ratio; potential for improved earnings growth; competent top management with a substantial stake in the future of the company; history of profitable growth; products or services that may increase revenue growth or market share. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small cap value stocks.

WASATCH ULTRA GROWTH FUND. The Ultra Growth Fund's primary investment objective is long term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. In pursuit of its investment objective, the Fund will normally invest at least 65% of its total assets in the common stock of companies the Advisor believes have the potential for high growth based on such measures as increasing sales and/or earnings, market leadership, expanding operating margins and benefiting from favorable trends. Its strategy is to focus on companies in what the Advisor considers to be the fastest growing sectors of the economy. The Fund will typically invest in companies with market capitalizations of less than $5 billion at the time of initial purchase. In attempting to achieve the Fund's primary investment objective, it may take larger positions in a few companies that the Advisor believes have outstanding investment potential. Characteristics the Advisor looks for in high growth companies may include: the potential to increase earnings and/or sales at a rate that is significantly faster than the average large company; market leadership or the potential to become a market leader; proprietary products; sound financial controls; experienced top management with a substantial stake in the company's future; high return on capital; strong internal cash flow; and low use of debt. Due to its aggressive investment strategy, the Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in rapidly growing small and mid-size companies.

WASATCH GLOBAL TECHNOLOGY FUND. The Wasatch Global Technology Fund seeks long term growth of capital. In pursuit of its objective, the Fund will invest at least 65% of the Fund's total assets primarily in the equity securities of technology companies based in at least three countries including the United States. The Advisor defines technology companies as companies whose primary business involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries. The Fund may invest in companies of any size. However, because technology is a rapidly changing sector, the Advisor expects a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies.

WASATCH-HOISINGTON U.S. TREASURY FUND. The U.S. Treasury Fund's investment objective is to provide a real rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation. In pursuit of its objective, the Fund will typically invest at least 90% of its total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's portfolio can be invested in high quality money market instruments, cash equivalents and cash, which in the opinion of the Sub-Advisor present only minimal credit risks. The average maturity and effective duration of the Fund's portfolio will be adjusted based on the Sub-Advisor's assessment of multi-year trends in national and international economic conditions and interest rates, changes in inflationary pressures, and the value of 30-year Treasury bonds relative to inflation. The Fund will typically invest in long term U.S. Treasury bonds (maturities longer than 20 years), including zero coupon Treasury securities, when the Sub-Advisor determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates. The Fund will typically invest in U.S. Treasury bills or notes (maturities less than five years) when the Sub-Advisor determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates. Over the course of a business cycle, under normal market conditions, the effective duration of the Fund's holdings is expected to vary from less than a year to a maximum of 25 years. The maturity of the Fund's holdings will range from less than a year to a maximum of 30 years. When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility. The turnover rate of the Fund's portfolio will vary substantially from year to year. During some periods, turnover will be well below 50%. At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.

STRATEGIES AND RISKS

Each of the Funds' principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes investment strategies, and the associated risks, that may be used by the Funds, but are not principal strategies.

FOREIGN SECURITIES. The Micro Cap, Small Cap Growth, Core Growth, Small Cap Value and Ultra Growth Funds may invest up to 15% of their total assets at the time of purchase in foreign securities. The Global Technology Fund may invest in foreign securities without limitation. (Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depositary Receipts, are not subject to this 15% limitation.) Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

ADDITIONAL RISKS OF FOREIGN SECURITIES.

         FOREIGN SECURITIES MARKETS. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign and in particular emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase the securities in which the Funds may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary five day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

         CURRENCY RISK. The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund's assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

         POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund's investment.

         REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies.

Foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

         FOREIGN TAX RISK. The Funds' income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

         TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those involved in domestic transactions.

         EMERGING COUNTRY AND EMERGING SECURITIES MARKETS. The Funds may invest in securities in emerging markets. Investing in securities in countries with emerging securities markets may entail greater risks than investing in securities in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.


BORROWING TO PURCHASE SECURITIES (LEVERAGING). The Global Technology Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of the Global Technology Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of the Global Technology Fund will decrease.

The Global Technology Fund may borrow money only if, immediately after the borrowing, the value of its net assets are at least 300% of the amount of the borrowing. If, the Global Technology Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Global Technology Fund's securities at a time when it is disadvantageous to do so. The amount the Global Technology Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock; to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board of Directors has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Funds may invest up to 15% of their net assets in illiquid securities including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value we place on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate their positions in these securities.

If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

FOREIGN CURRENCY TRANSACTIONS. The Global Technology Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Global Technology Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Global Technology Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Global Technology Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisor expects to enter into settlement hedges in the normal course of managing the Global Technology Fund's foreign investments. The Global Technology Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

The Global Technology Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Global Technology Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Global Technology Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts.

Successful use of forward currency contracts will depend on the Advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the Global Technology Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Global Technology Fund if currencies do not perform as the Advisor anticipates. For example, if a currency's value rose at a time when the Advisor had hedged the Global Technology Fund by selling that currency in exchange for dollars, the Global Technology Fund would be unable to participate in the currency's appreciation. If the Advisor hedges currency exposure through proxy hedges, the Global Technology Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Global Technology Fund's exposure to a foreign currency, and that currency's value declines, the Global Technology Fund will realize a loss. There is no assurance that the Advisor's use of forward currency contracts will be advantageous to the Global Technology Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Global Technology Fund.

FUTURES CONTRACTS. The Global Technology Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Global Technology Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Global Technology Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in the Global Technology Fund's portfolio securities, or in securities the Global Technology Fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard the Global Technology Fund's portfolio. If the market declines as anticipated, the value of stocks in the Global Technology Fund's portfolio would decrease, but the value of the Global Technology Fund's futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by the Global Technology Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Global Technology Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Global Technology Fund's initial investment in that contract.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Global Technology Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Global Technology Fund, the Global Technology Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Global Technology Fund.

PUT AND CALL OPTIONS. The Global Technology Fund may purchase and write put and call options. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Global Technology Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security the Global Technology Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

         PURCHASING PUT AND CALL OPTIONS. The Global Technology Fund may purchase put and call options. By purchasing a put option, the Global Technology Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Global Technology Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. The Global Technology Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Global Technology Fund will lose the entire premium it paid. If the Global Technology Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Global Technology Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Global Technology Fund will not invest more than 10% of the value of its net assets in purchased options.

         WRITING PUT AND CALL OPTIONS. The Global Technology Fund may write (i.e., sell) put and call options. When the Global Technology Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Global Technology Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Global Technology Fund would be required to make margin payments to an FCM as described above for futures contracts. The Global Technology Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Global Technology Fund has written, however, the Global Technology Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Global Technology Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Global Technology Fund will write only covered put and call options.

         OTC OPTIONS. The Global Technology Fund may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Global Technology Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

RISKS OF OPTIONS AND FUTURES CONTRACTS

         LACK OF CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Global Technology Fund's current or anticipated investments exactly. The Global Technology Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Global Technology Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Global Technology Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Global Technology Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Global Technology

Fund's options or futures positions are poorly correlated with their other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Global Technology Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Global Technology Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Global Technology Fund's access to other assets held to cover their options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. The Global Technology Fund may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Global Technology Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Global Technology Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Global Technology Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Global Technology Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Global Technology Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Global Technology Fund's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Global Technology Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Global Technology Fund's assets could impede portfolio management or the Global Technology Fund's ability to meet redemption requests or other current obligations.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Global Technology Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The Global Technology Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Global Technology Fund can commit assets to initial margin deposits and option premiums.

The above limitation on the Global Technology Fund's investments in futures contracts and options, and the Global Technology Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money amount may be excluded in computing such 5%.

USE OF FOREIGN CURRENCY TRANSACTIONS, FUTURES CONTRACTS AND PUT AND CALL OPTIONS BY OTHER EQUITY FUNDS. The Equity Funds (other than the Global Technology Fund) also have the legal right to use foreign currency transactions, futures contracts and put and call options However, it is not likely that these Funds would use theses strategies to the extent they would have a meaningful impact on performance.

SHORT SALES. Short sales are transactions in which the Global Technology Fund sells a security it does not own, in anticipation of a decline in the market value of that security. The Global Technology Fund must borrow the security to deliver to the buyer upon the short sale. The Global Technology Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Global Technology Fund will recognize a loss if the market price of the security increases between the date of the short sale and the date on which the security is replaced, or a gain if the security declines in value between those dates. The Global Technology Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

A short sale provides a possible hedge against the market risk of the value of other investments and protects the Global Technology Fund in a declining market. However, the Global Technology Fund could suffer both a loss on the purchase or retention of one security if its price declines, and a loss on a short sale of another security if the price increases. When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Global Technology Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales. Among the factors which the Advisor may consider in making short sales are a decreasing demand for a company's products, lower profit margins, lethargic management and a belief that a disparity exists between the price of the security and its underlying assets or other values.

The Global Technology Fund will not engage in a short sale transaction if it would cause the aggregate market value of all securities sold short to exceed 15% of the value of the Global Technology Fund's net assets. The value of the securities of any one issuer that may be shorted by the Global Technology Fund is limited to the lesser of 5% of the value of the Global Technology Fund's net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Global Technology Fund maintains the collateral in a segregated account with its custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Global Technology Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. The Global Technology Fund may also sell short "against the box," i.e., the Global Technology Fund owns securities identical to those sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box.

WARRANTS. A warrant entitles the holder to buy a security at a set price during a set period of time. The Equity Funds invest in warrants to participate in an anticipated increase in the market value of the security. If such market value increases, the warrants may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. The Equity Funds may invest up to 5% of its net assets in warrants; however, warrants not listed on a national exchange may not exceed 2% of net assets. This limitation does not include warrants acquired by the Equity Funds by attachment to a security.

PREFERRED STOCK. The Equity Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

CONVERTIBLE SECURITIES. The Equity Funds may invest in convertible securities which may be convertible bonds or convertible preferred stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

In selecting convertible securities for the Funds, the Advisor will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

MONEY MARKET INSTRUMENTS. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

DESCRIPTION OF CORPORATE BOND RATINGS. Each Equity Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service ("S&P") or other nationally recognized rating agencies or unrated securities deemed by the Advisor to be of comparable quality. The following list describes the various ratings of corporate bonds:

         Description of corporate bond ratings of Moody's:

         Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Description of corporate bond ratings of S&P:

         AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due.

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund's portfolio securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS). Inflation-protection securities are a relatively new type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPIU").

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPIU. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index ("CPI") applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPIU for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPIU reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPIU number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPIU for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPIU inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPIU number will be based on the index number that the Treasury has announced. If the CPIU is rebased to a different year, the Treasury will continue to use the CPIU series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPIU is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

U.S. TREASURY STRIPS. Zero coupon Treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of zero coupon Treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

STRIPPED OBLIGATIONS. The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program was established by the Treasury Department and is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds' Advisor and the Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund, monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33-1/3% of the value of a Fund's total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to a Fund and any gain or loss in the market price during the loan would be borne by a Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Micro Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth and Wasatch-Hoisington U.S. Treasury Funds are set forth in the current Prospectus. The Global Technology Fund commenced operations on December 18, 2000.

FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

The Micro Cap Fund, Small Cap Growth Fund, Core Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund may not:

    1. Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. Each of the Funds has no current intention to invest in securities of this nature.

    2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

    3. Purchase any security on margin, except that the Funds may obtain such short-term credit as may be necessary for the clearance of transactions.

    4.   Make short sales of securities.

    5. Make loans to other persons, except that they may lend portfolio securities representing up to one-third of the value of their total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

    6. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below.

    7. Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of each Fund's total assets. The Funds will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowing exceeds 5% of total assets.)

    8. Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

    9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

In addition, the Wasatch-Hoisington U.S. Treasury Fund may not:

       a. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value.

       b. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities of such issuer.


The Global Technology Fund may not:

    1. Purchase or sell real estate. The Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

    3. Purchase securities from brokers on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

    4. Make loans to other persons, except that it may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.)

    5. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 6 below. This limitation shall not prohibit the Fund from making deposits of assets to margin or guarantee positions in futures, options or forward contracts or similar transactions.

    6. Borrow money, from others, or banks if the amount will cause the Fund's net assets (including amounts borrowed) to be less than 300% of the borrowings. If the Fund's net assets become less than 300% of the borrowings, the Fund must reduce its borrowings to the extent required to restore such 300% coverage, within three business days.

    7. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

    8. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

The following restrictions are non-fundamental restrictions and may be changed by the Company's Board of Directors without shareholder vote.

The Micro Cap Fund, Small Cap Growth Fund, Core Growth Fund, Small Cap Value Fund, Ultra Growth Fund, Global Technology Fund and Wasatch-Hoisington U. S. Treasury Fund will not:

    1.   Make investments for the purpose of exercising control or management.

    2.   Invest more than 5% of their net assets in other investment companies.

    3. Invest more than 15% of their net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

    4. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

    5. Invest more than 5% of their total assets (taken at market value at the time of each investment) in "Special Situations," i.e., companies in the process of reorganization or buy-out, except the Small Cap Value and Global Technology Funds may invest up to 10% of their net assets in "Special Situations."

    6. Invest more than 10% of their net assets in the securities of new issuers, who with predecessors have operating records of three (3) years or less.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

MANAGEMENT OF THE COMPANY

The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of five directors who are elected and serve until their successors are elected and qualified.

Dr. Samuel S. Stewart, Jr., is President and Chairman of the Board of Wasatch Funds and Chairman of the Board of Wasatch Advisors. Dr. Stewart is the only owner of more than 25% of Wasatch Advisors and is thus deemed to control the Advisor. All interested directors of Wasatch Funds are also officers and directors of Wasatch Advisors.

The directors and executive officers of the Funds and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 150 Social Hall Avenue, Salt Lake City, Utah 84111. Wasatch Advisors, Inc. retains proprietary rights to the Company name.

         * Samuel S. Stewart, Jr., Ph.D., CFA - President and Chairman of the Board

              President and Chairman of the Board of the Company; Chairman of the Board and Director of Research for the Advisor since 1975; Professor of Finance at the University of Utah since 1975. Age 58.

         * Roy S. Jespersen, MBA - Vice President and Director

              Vice President and Director of the Company; Vice President, Director of Client Services and Marketing for the Advisor since 1983. Age 57.

         * Venice F. Edwards, CFA - Secretary/Treasurer

              Secretary/Treasurer of the Company; Compliance Officer for the Advisor since 1995; Portfolio Manager for the Advisor since 1983. Age 50.

         * Jeff S. Cardon, CFA -Executive Vice President and Director

              Vice President and Director of the Company; President since 1999 and Director of the Advisor since 1985; Security Analyst for the Advisor since 1980. Age 43.

         James U. Jensen - Director
         NPS Pharmaceuticals, Inc.
         420 Chipeta Way
         Salt Lake City, Utah  84108

              Director of the Company; Vice President of Corporate Development and Legal Affairs, NPS Pharmaceuticals, Inc.; previously Chairman and a partner at Woodbury, Jensen, Kesler & Swinton, P.C. from 1986 to 1991. Age 56.

         William R. Swinyard - Director
         Management Office
         680 Tanner Building
         Brigham Young University
         Provo, Utah  84602

              Director of the Company; Professor of Business Management, Brigham Young University since 1985; Vice President for Struman and Associates, Inc., a management consulting firm since 1983. Age 60.

         * Interested person, as defined in the Investment Company Act of 1940, of the Company.

The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company's business affairs between board meetings.

The Funds' standard method of compensating Directors is to pay each disinterested Director a retainer of $8,000 per year for services rendered and a fee of $500 for each meeting attended. The Funds also may reimburse its disinterested Directors for travel expenses incurred in order to attend meetings of the Board of Directors. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's Directors and Officers during the fiscal year ended September 30, 2000 (exclusive of out-of-pocket expenses reimbursed).

                               COMPENSATION TABLE


                                         Aggregate        Total Compensation From
         Name of Person,                 Compensation     Company Paid to Directors
         Position                        From
                                         Company
         Samuel S. Stewart, Jr.             $0                       $0
         President and Chairman of
         the Board

         Roy S. Jespersen,                  $0                       $0
         Vice President and Director

         Venice Edwards                     $0                       $0
         Secretary/Treasurer

         Jeff S. Cardon,                    $0                       $0
         Vice President
         and Director

         James U. Jensen                  $10,500                  $10,500
         Director

         William R. Swinyard              $10,500                  $10,500
         Director


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2001, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Company.

                    SERIES A - WASATCH SMALL CAP GROWTH FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 22%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 8%.

                       SERIES B - WASATCH CORE GROWTH FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 43%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 19%; Salomon Smith Barney, Inc., 388 Greenwich Street, New York, NY 10013-2375, 6%.

                SERIES C - WASATCH-HOISINGTON U.S. TREASURY FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 28%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 36%.

                      SERIES D - WASATCH ULTRA GROWTH FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 19%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 20%.

                        SERIES E - WASATCH MICRO CAP FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 28%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 10%.

                    SERIES F - WASATCH GLOBAL TECHNOLOGY FUND

Clifford Barr, 600 S.W. 14th Street, Boca Raton, FL 33486-5602, 13%; Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 12%; Karey Barker, 3110 East Whitewater Drive, Salt Lake City, UT 84121, 10%; Taylor Family Trust, 4062 Evelyn Drive, Salt Lake City, UT 84124-2250, 7%; Roger A. Swierbut IRA, 3256 Wyndwicke Drive, St. Joesph, MI 49085-9607, 6%.


                     SERIES G - WASATCH SMALL CAP VALUE FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA 94104-4122, 28%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY 10008-3908, 23%; BHC Securities, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, 7%.

As of January 2, 2001 the directors and officers as a group owned less than 1% of the outstanding shares of each Fund except the Wasatch Small Cap Growth Fund and Wasatch Global Technology Fund, of which the directors and officers owned 1.27% and 4.69% respectively.


*Shareholders of record, not beneficial owners.

CODE OF ETHICS. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Funds and the Advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics requires personnel who are "access persons" of any Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor in the event of non-compliance.

The Code of Ethics places certain restrictions on the trading activities of its Access Persons. Access Persons are required to pre-clear by memo approved by the Advisor's Investment Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Funds' interests. Access Persons are also required to report their non-exempt personal securities transactions on a quarterly basis.

INVESTMENT ADVISORY AND OTHER SERVICES


As described above and in the Prospectus, Wasatch Advisors, Inc. is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and currently has total assets under management including the assets of the Funds of approximately $2.1 billion as of December 31, 2000.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, President and Director; Roy S. Jespersen, Vice President and Director; Venice F. Edwards, Secretary; Karey Barker, Director; and Robert Gardiner, Director. Dr. Samuel S. Stewart, Jr. is the only owner of the Advisor who owns more than 25% of the Advisor's outstanding equity and is deemed to control the Advisor.

Under an Advisory and Service Contract, the Small Cap Growth and Core Growth Funds pay the Advisor a monthly fee computed on average daily net assets of each Fund at the annual rate of 1.00%, the Small Cap Value and Global Technology Funds pay the Advisor at the annual rate of 1.50%, the Micro Cap Fund pays the Advisor at the annual rate of 2.00%, and the Ultra Growth Fund pays the Advisor at an annual rate of 1.25%. The Wasatch-Hoisington U.S. Treasury Fund pays the Advisor a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.50%. These fees are higher than those paid by some investment companies. The management fees are computed and accrued daily and are payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and reports to shareholders; reports to government authorities and proxy statements; fees paid to directors who are not interested persons (as defined in the 1940
Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Funds' assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisor has voluntarily agreed to limit until September 30, 2001 Small Cap Growth Fund and Core Growth Fund expenses to 1.50%, Micro Cap Fund expenses to 2.50%, Ultra Growth Fund expenses to 1.75%, Small Cap Value and Global Technology Funds expenses to 1.95%, and Wasatch-Hoisington U.S. Treasury Fund expenses to 0.75% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes and extraordinary expenses, in excess of such limitation. The Advisor may rescind these limitations on expenses at any time and in the event of rescission the terms of the Advisory and Service Contract would govern.

For the fiscal years ended September 30, 2000, 1999 and 1998, the Advisor accrued the following management fees and waived a portion of its management fees in the following*:


                                                                 2000              1999               1998


          Micro Cap Fund
               Gross Management Fees                           $3,726,198        $2,804,083         $2,777,499
               Waived Management Fees                                   0                 0             10,302

          Small Cap Growth Fund
               Gross Management Fees                           $1,884,121        $1,401,362         $1,691,806
               Waived Management Fees                                   0                 0                  0

          Core Growth Fund
               Gross Management Fees                           $2,163,030        $1,649,180         $1,652,942
               Waived Management Fees                                   0                 0                  0

          Small Cap Value Fund
               Gross Management Fees                             $398,392          $238,650           $168,330
               Waived Management Fees                              37,035            36,671             63,716

          Ultra Growth Fund
               Gross Management Fees                             $551,021          $579,749           $716,723
               Waived Management Fees                              31,782            13,038             85,203

          Wasatch-Hoisington U.S. Treasury Fund
               Gross Management Fees                             $294,028          $435,364           $108,334
               Waived Management Fees                             130,331           170,043             43,480


*The Global Technology Fund commenced operations on December 18, 2000.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Funds' fulfillment agent, Sunstone Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Funds.

GENERAL INFORMATION

ADMINISTRATOR AND TRANSFER AGENT. Pursuant to Administration and Fund Accounting Agreements (the "Administration Agreements"), Sunstone Financial Group, Inc. ("Sunstone"), 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301, calculates daily net asset values of each Fund, oversees the Funds' Custodian, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Funds' Custodian), oversees the Funds' insurance relationships, participates in the preparation of the Funds' registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Funds' expense accounts, monitors the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors compliance with the Funds' investment policies and restrictions and generally assists in the Funds' administrative operations. As Administrator, Sunstone, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, Sunstone receives a fee on the value of each Fund computed daily and payable monthly, at the annual rate of twenty one-hundredths of one percent (0.20%) for the Wasatch Small Cap Growth Fund, Wasatch Core Growth Fund, and Wasatch Small Cap Value Fund, nineteen one-hundredths of one percent (0.19%) for the Ultra Growth Fund (until March 1, 2001) and eighteen one-hundredths of one percent (0.18%) for the Wasatch-Hoisington U.S. Treasury Fund (until March 1, 2001) on the first $50 million of the average daily net assets, and decreasing as assets reach certain levels, subject to the following minimum fees: Micro Cap Fund ($50,000); Small Cap Growth Fund ($50,000); Core Growth Fund ($50,000); Small Cap Value Fund ($50,000), Ultra Growth Fund ($50,000); Global Technology Fund ($55,000) and Wasatch-Hoisington U.S. Treasury Fund ($50,000).

Sunstone also acts as the Funds' Transfer Agent. As Transfer Agent, Sunstone keeps records of the shareholder accounts and transactions. Each Fund pays Sunstone a Transfer Agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

CUSTODIAN. UMB Bank, n.a. serves as the Funds' Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities. The Funds pay a monthly fee at the annual rate of 0.75 basis points on combined net assets up to $500,000,000, plus 0.50 basis points on the combined net assets in excess of $500,000,000.

The Company, on behalf of each of the Funds, has also entered into service agreements with various brokerage firms pursuant to which the brokers provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Funds compensate the brokers for the administrative services provided which compensation is based on the aggregate assets of their customers that are invested in the Funds.

LEGAL COUNSEL TO WASATCH FUNDS. Michael J. Radmer, Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402-1498, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT PUBLIC ACCOUNTANTS. Arthur Andersen LLP, 100 East Wisconsin Avenue, Suite 1900, Milwaukee, WI 53202-4107 are the Company's independent public accountants. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Equity Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Equity Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. The Company's Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged, if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. Payment of higher commissions in exchange for research services will be made in compliance with the provisions of
Section 28 (e) of the Securities Exchange Act of 1934 and other applicable state and federal laws.

Research products and services provided to the Advisor by broker-dealers may include proprietary research, written or oral, computer equipment or terminals, software and databases which provide access to data and analysis of market data, statistical information and securities data, analysis and pricing.

Consistent with both the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Board of Directors may determine, and subject to seeking best execution, the Advisor may consider sales of shares of the Company as a factor in the selection of dealers to execute portfolio transactions for the Company.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Company) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Advisor's brokerage practices are monitored on at least an annual basis by the Board of Directors including the disinterested persons (as defined in the Investment Company Act of 1940) of the Advisor.

During the years ended September 30, 2000, 1999 and 1998, the Company paid the following brokerage commissions on agency transactions*:



                                                                 2000              1999               1998

          Micro Cap Fund                                         $121,599           $99,355           $173,701
          Small Cap Growth Fund                                  $131,608          $105,010           $191,834
          Core Growth Fund                                       $294,755          $386,944           $383,599
          Small Cap Value Fund                                    $74,047           $54,708            $97,166
          Ultra Growth Fund                                       $60,213           $37,868            $91,381
          Wasatch-Hoisington U.S. Treasury Fund                        $0                $0                 $0

*The Global Technology Fund commenced operations on December 18, 2000.

There are no commission or stated markups on principal transactions of the Company. The purchases are executed at the ask price net and the sales are executed at the bid price net. The changes in the brokerage commissions in the three years noted are the result of changes in the turnover rates of the Funds and their sizes.

During the fiscal year ended September 30, 2000, the Funds directed brokerage transactions to brokers for research services provided. The amount of such transactions and related commissions are as follows*:


                                                            2000
                                                            Research                Research Commissions
                                                            Commission
                                                            Transactions

           Micro Cap Fund                                   $42,711,677             $99,121
           Small Cap Growth Fund                            $54,049,417             $79,755
           Core Growth Fund                                 $74,942,348             $154,876
           Small Cap Value Fund                             $15,329,688             $53,635

           Ultra Growth Fund                                $41,339,743             $47,617
           Wasatch-Hoisington U.S. Treasury Fund            $0                      $0


*The Global Technology Fund commenced operations on December 18, 2000.

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or "Funds." Seven such Funds have been established:

Series A Common - Small Cap Growth Fund
Series B Common - Core Growth Fund
Series C Common - Wasatch-Hoisington U.S. Treasury Fund
Series D Common - Ultra Growth Fund
Series E Common - Micro Cap Fund
Series F Common - Global Technology Fund
Series G Common - Small Cap Value Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of the shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of a Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.

Each share of a Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

To illustrate the method of computing the offering price of Company shares, the offering price per share on September 30, 2000 was as follows*:


                               Micro Cap        Small Cap        Core Growth    Small Cap Value   Ultra Growth   Wasatch-Hoisington
                                 Fund          Growth Fund          Fund             Fund             Fund        U.S. Treasury
                                                                                                                      Fund
Net Assets divided by          $244,444,480    $237,811,882       $290,705,337      $46,470,433     $56,281,823      $58,198,086


Shares Outstanding               37,443,974         6,816,598       10,352,471       13,243,741       2,071,293        4,848,236
   equals
Net Asset Value Per Share             $6.53            $34.89           $28.08            $3.51          $27.17           $12.00
 (Offering & Redemption
 Price)


*The Global Technology Fund commenced operations on December 18, 2000.

SHAREHOLDER MEETINGS. Reincorporating the Funds in Minnesota means that the Funds are no longer required to hold annual meetings of shareholders as they were under Utah law. Minnesota bylaws provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. We communicate important information about the Funds through Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value are fully disclosed in the Prospectus. As indicated in the Prospectus, the net asset value is calculated each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Micro-Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds will deduct a fee of 2.00% from redemption proceeds on shares purchased after March 15, 2001 and held less than two months. The Global Technology Fund will deduct a fee of 2.00% from redemption proceeds on shares purchased after December 18, 2000 and held less than two months. This redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of dividends nor does it apply to 401(k) plans.

Investors may exchange their shares of a Fund for the Northern U.S. Government Money Market Fund as provided in the Prospectus. Sunstone, in its capacity as Transfer Agent for the Funds, receives a service fee from the U.S. Government Money Market Fund at the annual rate of 0.25% of 1% of the average daily net asset value of the shares exchanged from the Funds into the U.S. Government Money Market Fund.

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept order on the Funds' behalf. The Funds will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order. Customer orders will be priced at the Funds' NAV next computed after they are accepted by an authorized broker or the broker authorized designee.

The Funds translate prices for their investments quoted in foreign currencies into U.S. Dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar will affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, theses investments will be valued at their fair value by the Funds' Board of Directors or its delegates.

The Funds have filed a notification of election under Rule 18f-1 of the Investment Company Act committing itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of:

                 (1)    $250,000 or

                 (2) 1% of the net asset value of each Fund at the beginning of such election period.

The Funds intend to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding of a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Funds' shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Funds' shares tendered for redemption.

TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

For Federal income tax purposes, distributions paid from net investment income and from any realized net short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends are taxable as ordinary income, whereas capital gain distributions are taxable as long-term capital gains. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by a Fund from domestic corporations.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

A Fund is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish a Fund with his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.




If a Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in a Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time a Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or TIPS may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.


Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

If the Global Technology Fund or any of the other Equity Funds is liable for foreign taxes, although it may meet the requirements of the Code for passing through to its shareholders foreign taxes paid, there can be no assurance that it will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest;
(iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in a Fund.


CALCULATION OF PERFORMANCE DATA

The Funds may occasionally advertise performance data such as total return or yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. The Funds will calculate their performance data in accordance with these guidelines. The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  ERV    1/n
                  T=[(------)-1]
                       P

                  Where:            T=   average annual total return.

                                  ERV=   ending redeemable value at the end of
                                         the period covered by the computation
                                         of a hypothetical $1,000 payment made
                                         at the beginning of the period.

                                    P=   hypothetical initial payment of $1,000.

                                    n=   period covered by the computation,
                                         expressed in terms of years.

         The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                       ERV
                  T=[(------)-1]
                       P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

         A yield quotation is based upon a 30-day period and is computed by dividing the net investment income per share earned during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         This calculation can be expressed as follows:


                   a-b
         Yield=2[(----+1)(6) -1]
                   cd

                  Where:        a=    dividends and interest earned during the
                                      period.

                                b= expenses accrued for the period (net of reimbursements).

                                c=    the average daily number of Units
                                      outstanding during the period that were
                                      entitled to receive dividends.

                                d= net asset value per share on the last day of the period.




(AS OF 9/30/00) AVERAGE ANNUAL TOTAL RETURNS*

------------------------------------------------------------------------------------------------------------
                                     1 Year                   5 Years              10 Years (or since
                                                                                       inception)
------------------------------------------------------------------------------------------------------------
Micro Cap Fund                        63.88%                   28.09%                    33.99%
                                                                                  (Inception: 6/19/95)
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                 49.63%                   18.20%                    22.21%
------------------------------------------------------------------------------------------------------------
Core Growth Fund                      39.50%                   17.77%                    19.51%
------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                  49.94%                    N/A                      24.02%
                                                                                  (Inception: 12/17/91)
------------------------------------------------------------------------------------------------------------
Ultra Growth Fund                     46.66%                   13.66%                    16.82%
                                                                                  (Inception: 8/16/92)
------------------------------------------------------------------------------------------------------------
U.S. Treasury Fund                    9.84%                    7.60%                      8.01%
------------------------------------------------------------------------------------------------------------

*The Global Technology Fund commenced operations on December 18, 2000.

                                     PART C

                                OTHER INFORMATION

ITEM 23  EXHIBITS

         a.            Articles of Incorporation of Wasatch Funds, Inc. dated
                       November 3, 1997(5)
         b-1.          Bylaws of Wasatch Funds, Inc. dated November 3, 1997 (5)
         b-2.          Bylaws of Wasatch Funds, Inc. dated September 25, 2000(7)
         c.            None
         d-1.          Advisory and Service Contract dated January 27, 1998(5)
         d-2.          Expense Reimbursement Agreement dated January 16, 1997(5)
         d-3.          Expense Reimbursement Agreement dated December 15, 2000
                       (8)
         d-4.          Amendment to Advisory and Service Contract dated
                       December 8, 2000(9)
         e.            None
         f.            None
         g-1.          Custodian Agreement between Wasatch Funds, Inc. and UMB
                       Bank, n.a. dated February 16, 1996(2)
         g-2.          Amendment to Custodian Agreement between Wasatch Funds,
                       Inc. and UMB Bank, n.a. dated July 14, 1996(2)
         g-3.          Amendment to Custodian Agreement between Wasatch Funds,
                       Inc. and UMB Bank, n.a. dated December 12, 1997(3)
         h-1.          Administration and Fund Accounting Agreement between
                       Wasatch Funds, Inc. and Sunstone Financial Group, Inc.
                       dated December 8, 1995(1)
         h-2.          Amendment to Administration and Fund Accounting Agreement
                       between Wasatch Funds, Inc. and Sunstone Financial Group,
                       Inc. dated October 1, 1996(2)
         h-3.          Amendment to Administration and Fund Accounting Agreement
                       between Wasatch Funds, Inc. and Sunstone Financial Group,
                       Inc. dated December 5, 1997(3)
         h-4.          Administration and Fund Accounting Agreement between
                       Wasatch Funds, Inc. and Sunstone Financial Group, Inc.,
                       dated March 1, 2000.(6)
         h-5.          Transfer Agent Agreement between Wasatch Funds, Inc. and
                       Sunstone Financial Group, Inc. dated January 1, 1997(3)
         h-6.          Amendment to Transfer Agent Agreement between Wasatch
                       Funds, Inc. and Sunstone Investor Services, LLC. dated
                       December 17, 1997(3)
         h-7.          Transfer Agent Agreement between Wasatch Funds, Inc. and
                       Sunstone Financial Group, Inc. dated March 1, 2000(6)
         h-8.          Amended Schedules A and C to the Administration and Fund
                       Accounting Agreement between Wasatch Funds, Inc. and
                       Sunstone Financial Group, Inc. dated March 1, 2000(8)
         h-9.          Amended Schedules A and C to the Transfer Agent Agreement
                       dated March 1, 2000(8)
         i.            Opinion of Counsel(8)
         j.            Consent of Arthur Andersen LLP(9)
         k.            None
         l.            None
         m.            None
         n.            None.
         p-1.          Code of Ethics of Wasatch Advisors, Inc., and Wasatch
                       Funds, Inc.(7)
         p-2.          Amended Code of Ethics of Wastach Advisores, Inc., and
                       Wasatch Funds(9)
-----------------------

(1) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 7 to the Company's Registration Statement on Form N-1A.

(2) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 14 to the Company's Registration Statement on Form N-1A.

(3) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 16 to the Company's Registration Statement on Form N-1A.

(4) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 17 to the Company's Registration Statement on Form N-1A.

(5) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 18 to the Company's Registration Statement on Form N-1A.

(6) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 19 to the Company's Registration Statement on Form N-1A.

(7) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 20 to the Company's Registration Statement on Form N-1A.

(8) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 21 to the Company's Registration Statement on Form N-1A.

(9) Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is controlled by its Board of Directors. Registrant neither controls any person or is under common control with any other person.

ITEM 25. INDEMNIFICATION

The Registrant's Articles of Incorporation provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended.

Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

Indemnification shall only be made when (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion.

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the indemnitee shall provide a security for his undertaking, (2) the investment company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

As of August 31, 2000, Wasatch Advisors, Inc. (the "Manager" of the Registrant) acted as the investment advisor for employee benefit plans, other tax-free plans including individual retirement accounts, Keoghs, endowments and foundations, and taxable accounts in addition to the six series of Wasatch Funds, Inc. The total assets under management were approximately $1.6 billion (including the Funds) as of August 31, 2000.

Certain information regarding each officer and director of the Manager including each business, profession, vocation or employment of a substantial nature in which each such person is or has been engaged at any time during the past two fiscal years is set forth below.




                                                                                           Other Substantial
                                               Position                                 Business, Profession,
Name                                          with Manager                              Vocation or Employment
----                                          ------------                              ----------------------
Samuel S. Stewart, Jr., Ph.D.            President, Chairman of the Board,               Professor of Finance,
                                         Director and Director of Research               University of Utah

Roy S. Jespersen                         Vice President, Director, and
                                         Portfolio Manager                                         --


Jeff S. Cardon                           Vice President, Director, and                             --
                                         Securities Analyst

Mark E. Bailey                           Vice President, Director, and                             --
                                         Portfolio Manager

Jeff H. Collings                         Secretary, Treasurer                                      --

Karolyn Barker                           Director and Research Analyst                             --

Robert Gardiner                          Director and Research Analyst                             --


ITEM 27. PRINCIPAL UNDERWRITERS

    None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    1. Wasatch Advisors, Inc., 150 Social Hall Avenue, Salt Lake City, Utah 84111 (records relating to its function as investment advisor).
    2. UMB Bank, n.a., 928 Grand Avenue, Kansas City, MO 64141 (records relating to its function as custodian.
    3. Sunstone Financial Group, Inc. 803 West Michigan Street, Suite A, Milwaukee, WI 53233 (records relating to its function as administrator and fund accounting servicing agent).
    4. Sunstone Financial Group, Inc. 803 West Michigan Street, Suite A, Milwaukee, WI 53233 (records relating to its function as transfer agent and shareholder servicing agent).

ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the caption "Management of the Company" in the Prospectus constituting Part A of the Registration Statement and under the captions "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act, as amended and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Salt Lake City, and the State of Utah on the 26th day of January 2001.

WASATCH FUNDS, INC.

By   /s/ Samuel S. Stewart, Jr., Ph.D.
     ---------------------------------
     Samuel S. Stewart, Jr., Ph.D.,
     President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


           Signature                               Title                       Date
           ---------                               -----                       ----

/s/ Samuel S. Stewart, Jr., Ph.D.
---------------------------------         President and Director           January 26, 2001
Samuel S. Stewart, Jr., Ph.D.             (principal executive
                                           officer)

/s/ Venice Edwards
---------------------------------         Secretary and Treasurer          January 30, 2001
Venice Edwards                            (principal financial and
                                          accounting officer)


---------------------------------         Vice President and Director      January   , 2001
Roy S. Jespersen

/s/ Jeff S. Cardon
---------------------------------         Vice President and Director      January 30, 2001
Jeff S. Cardon

/s/ James U. Jensen, Esquire
---------------------------------         Director                         January 31, 2001
James U. Jensen, Esquire


---------------------------------         Director                         January   , 2001
William R. Swinyard